AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 29, 2002


                                               File Nos. 811-10275 and 333-53864

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/
Pre-Effective Amendment No. ___                                              / /
Post-Effective Amendment No. 2                                               /X/


                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /X/
Amendment No. 4                                                              /X/


                        (Check appropriate box or boxes)

                              THE WILLAMETTE FUNDS
               (Exact name of Registrant as specified in charter)


                         220 N.W. 2nd Avenue, Suite 950

                             Portland, Oregon 97209
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (503) 224-8207


                               Timothy C. Phillips
                         Willamette Asset Managers, Inc.
                         15455 Greenbrier Pkwy., #210-39
                             Beaverton, Oregon 97006
                     (Name and address of agent for service)


Please send copies of all communications to:

   Keith T. Robinson                       Timothy C. Phillips
   Dechert                                 Willamette Asset Managers, Inc.
   1775 Eye Street, N.W.                   15455 Greenbrier Pkwy., #210-39
   Washington, D.C.  20006-2401            Beaverton, Oregon 97006


Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):


      ______ Immediately upon filing pursuant to paragraph (b) of Rule 485
      ___X__ on July 31, 2002 pursuant to paragraph (b) of Rule 485
      ______ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
      ______ on (date) pursuant to paragraph (a)(1) of Rule 485
      ______ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
      ______ on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following:

      ______ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE


This Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A is filed for the purpose of updating financial and other information, as required by Section 10(a)(3) of the Securities Act of 1933 and Rule 8b-16 under the Investment Company Act of 1940, with respect to the Willamette Value Fund, Willamette Small Cap Growth Fund, Willamette Technology Fund and Willamette Global Health Sciences Fund.

                                   Questions?
                          Call 1-877-945-3863 or your
                           investment representative.

                           Willamette Family of Funds

                                   Value Fund
                              Small Cap Growth Fund
                                 Technology Fund
                           Global Health Sciences Fund

                               [LOGO] WILLAMETTE
                                 ASSET MANAGERS

                                   ----------


                         PROSPECTUS DATED JULY 31, 2002


                                   ----------

              As with all mutual funds, the Securities and Exchange
              Commission has not approved the Funds' securities or
                determined whether this prospectus is accurate or
                   complete. Anyone who tells you otherwise is
                               committing a crime.

                              The Willamette Funds

The Willamette Funds                  Table of Contents


                            [ICON] Fund Information
--------------------------------------------------------------------------------
Carefully review this important       Objectives, Strategies, Risks and
section, which summarizes each        Performance
Fund's investment objectives and        Value Fund                             3
strategies, risks, past                 Small Cap Growth Fund                  6
performance, fees and who may want      Technology Fund                        9
to invest.                              Global Health Sciences Fund           12
                                      Fund Expenses                           15


                            [ICON] Shareholder Information
--------------------------------------------------------------------------------

Review this section for details on    Pricing of Fund Shares                  16
how shares are valued, how to         Purchasing and Adding to Your Shares    16
purchase, sell and exchange shares,   Selling Your Shares                     19
related charges, and payments of      General Policies on Selling Shares      20
dividends and distributions.          Distribution Arrangements/Sales Charges 21
                                      Exchanging Your Shares                  23
                                      Dividends, Distributions and Taxes      24


                            [ICON] Fund Management
--------------------------------------------------------------------------------
Review this section for details on    The Investment Adviser                  25
the people and organizations who      The Sub-Advisers                        25
oversee each Fund.                    The Distributor and Administrator       28
                                      Capital Structure                       28

                            [ICON] Financial Highlights
--------------------------------------------------------------------------------
Review this section for details on    Financial Highlights                    29
selected financial highlights of
the Funds.

[ICON] Value Fund


Investment Objective

The Fund's investment objective is to seek above average total return through a combination of capital appreciation and dividend income.

Policies and Strategies

The Fund follows a "value" investment strategy that employs two portfolio components. The first component, consisting of about one-half of the Fund's total assets, is normally allocated by The Bank of New York, the Fund's Sub-Adviser, to the ten highest dividend-yielding stocks in the Dow Jones Industrial Average ("DJIA"). With the second component, also consisting of about one-half of the Fund's assets, the Sub-Adviser pursues a value strategy through active management. Thus, under normal market conditions, the Sub-Adviser will invest this second component primarily in equity securities that the Sub-Adviser believes have certain characteristics of "value" stocks. These characteristics include: low price to normalized earnings ratio, above-average dividend yield, low price relative to net asset value, low valuation relative to the security's historic average, and other factors.

The Sub-Adviser is subject to certain limitations with respect to investment of each component because the Fund has elected to be a "diversified investment company." A diversified investment company is restricted in the amount it can invest in securities of a single issuer. Additionally, the assets allocated to the above components will be reduced to the extent needed to maintain some portion of the Fund's total assets in cash or cash equivalents to satisfy redemption requests, to pay Fund expenses and for other contingencies. However, under normal market conditions, at least 65% (and generally more substantial portions) of the Fund's assets will be invested in accordance with the above two components of its value strategy. The Fund's portfolio will be rebalanced annually so that approximately one-half the Fund's assets, subject to the foregoing limitations, will be allocated to each component. In the event of bankruptcy, pending bankruptcy, a dividend cut, or other significant event affecting a security in the DJIA component of the Fund's portfolio, the Sub-Adviser may, but is not required to, replace the security with the next highest dividend-yielding stock in the DJIA.


Under abnormal market conditions, the Fund may invest without limit in money market instruments and debt securities rated A or better by Moody's Investors Service, Inc. or Standard and Poor's Ratings Services, or deemed by the Sub-Adviser to be of comparable quality, including debt instruments of certain non-U.S. banks and other non-U.S. issuers, which may cause the Fund to fail to achieve its investment objective. If an instrument falls below this quality, the Fund will sell the instrument unless the Sub-Adviser determines that a sale is not in the Fund's best interest.


The Fund invests primarily in stock of U.S. issuers but it may also invest in stock of foreign issuers in the form of sponsored or unsponsored depositary receipts. The Fund may additionally invest in put and call options, futures contracts and options on futures contracts, and in restricted or illiquid securities. It may also lend its portfolio securities and may invest in securities of other investment companies, which would result in some duplication of expenses for Fund shareholders.

Value Fund

Principal Risks of Investing in the Fund

An investment in the Fund is subject to investment risks, and you can lose money on your investment. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. More specifically, the Fund may be affected by the following types of risks:

Equity Risk: The value of the equity securities held by the Fund, and thus of the Fund's shares, can fluctuate -- at times dramatically. The prices of equity securities are affected by various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic sector. The fact that the Sub-Adviser follows a specific discipline can provide no assurance against a decline in the value of the Fund's shares.

Market Risk: The Fund's portfolio securities can be affected by events that affect the securities markets generally or particular segments of the market in which the Fund has invested. Factors that are part of market risk include interest rate fluctuations, quality of instruments in the Fund's portfolio, national and international economic and political conditions and general market conditions and market psychology.

Foreign Securities Risk: Investments in securities of non-U.S. issuers have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non-domestic persons such as the Fund, less regulation, less information, currency fluctuations and interruptions in currency flow. Investments in foreign securities also entail higher costs. The Fund's investments in foreign securities may be in the form of sponsored or unsponsored depositary receipts, such as American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. Ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security, and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts.

Hedging Risks: The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. Moreover, they can cause the Fund to lose money or fail to get the benefit of a gain. Among other things, these negative effects can occur if the market moves in a direction that the Fund's Sub-Adviser does not expect or if the Fund cannot purchase or sell a hedging instrument on favorable terms and conditions or in a timely manner.

Securities Lending Risk: Although the Fund's loans of portfolio securities will be fully collateralized based upon the daily market value of loaned securities throughout the period of the loan, the Fund may experience delays in getting the securities returned and may not receive additional collateral necessary to equal or exceed increased market value of loaned securities if the borrower enters bankruptcy or has other financial problems.

The Fund's fixed income investments are particularly subject to:

Interest Rate Risk: The value of the Fund's investments in debt instruments will tend to fall if current interest rates increase and to rise if current interest rates decline.

Credit Risk: The value of the Fund's debt instruments will generally decline if the credit rating of the issuer declines, while their value will be favorably affected by an increased credit rating. Also, an issuer whose credit rating has declined may be unable to make payments of principal and/or interest.

Value Fund

Fund Performance              The following bar chart and table present the
                              performance of the Fund and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's annual returns since inception compare with those of a broad measure of market performance. The bar chart shows the Fund's annual returns on a before-tax basis and without sales charges. If taxes or sales charges were included, the annual returns would be lower than those shown. The table shows the Fund's average annual total returns for the Fund on a before and after-tax basis and as compared to the returns of a broad-based securities index. Past performance, before and after taxes, is no guarantee of future results.

                              After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

                              The Fund's performance prior to March 31, 2001 was achieved while it was a series of another investment company, The Coventry Group. Performance reflected prior to June 5, 2000, the date the Sub-Adviser commenced management of the Fund's portfolio, is that of the Adviser and after June 5, 2000 is that of the Sub-Adviser.


                        Performance Bar Chart and Table*
                  Year-by-Year Total Returns as of December 31
                      (Both the Chart and the Table assume
                  reinvestment of dividends and distributions)

       [The following table represents a bar chart in the printed report.]

                            1999      2000      2001
                            ----      ----      ----
                           4.78%     -2.21     -10.47


                      Best Quarter:      Q2   1999    11.75%


                      Worst Quarter:     Q3   2001   -14.44%


Average Annual Total Returns
(for the period ending December 31, 2001)

                                             One      Since       Inception
                                             Year   Inception        Date
                                             ----   ---------     ---------
Value Fund:                                                        05/26/98
 - Before Taxes                            -15.61%   -3.99%
 - After Taxes on Distributions            -15.61%   -4.20%
 - After Taxes on Distributions
   and Sale of Shares                       -9.51%   -3.15%
Dow Jones Composite Index**                -12.82%    0.66%        06/01/98

 *    The Fund's return for the quarter ended March 31, 2002 was 5.33%.

** The Dow Jones Composite Index is an unmanaged index and is generally representative of the price-weighted average performance of 65 stocks that make up the Dow Jones Industrial Average, the Dow Jones Transportation Average, and the Dow Jones Utility Average. Returns shown reflect no deduction for fees, expenses or taxes.


Who May
Want To Invest?               Consider investing in the Fund if you are:

                                 o  investing for a long-term goal such as
                                    retirement (five year investment horizon);

                                 o looking to add a growth component to your portfolio;

                                 o willing to accept higher risks of investing in the stock market in exchange for potentially higher long term returns.

                              This Fund will not be appropriate for someone:

                                 o  seeking monthly income;

                                 o pursuing a short-term goal or investing
                                   emergency reserves; o seeking safety of
                                   principal.

[ICON] Small Cap Growth Fund

Investment Objective

The Fund's investment objective is to provide long term capital appreciation.

Policies and Strategies


The Fund, under normal market conditions, will invest at least 80% of its assets in equity securities of small domestic and foreign issuers. The Fund currently considers "small" issuers to be those with market capitalization values between $100 million and $3 billion at the time of investment, and companies that are in the Russell 2000 Index (without regard to their market capitalization). The Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalization values exceed $3 billion. The Fund may also invest in development stage companies (companies that have recently commenced operations and do not have significant revenues). The Bank of New York, the Fund's Sub-Adviser, will select investments it believes have potential for rapid growth in earnings or revenues due to expanded operations, new products, new technologies, new channels of distribution, revitalized management or general industry conditions. Current income will not be a factor in selecting investments for the Fund.

The Fund will invest primarily in stock of U.S. issuers but it may also invest in stock of foreign issuers. The Fund may invest up to 15% of its assets in foreign securities that are not listed on a securities exchange and foreign debt securities that are not U.S. dollar-denominated. The Fund may invest in U.S. and foreign government obligations and money market instruments; under abnormal market conditions, the Fund may invest without limit in these securities, which may cause the Fund to fail to achieve its investment objective. The Fund has not established minimum quality standards for its investments in debt securities.


The Fund may additionally invest in put and call options, futures contracts and options on futures contracts, and restricted or illiquid securities. It may also lend its portfolio securities and may invest in securities of other investment companies, which results in some duplication of expenses for Fund shareholders.

Principal Risks of Investing in the Fund

An investment in the Fund is subject to investment risks, and you can lose money on your investment. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. More specifically, the Fund may be affected by the following types of risks:

Equity Risk: The value of the equity securities held by the Fund, and thus of the Fund's shares, can fluctuate -- at times dramatically. The prices of equity securities are affected by various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic sector. The fact that the Sub-Adviser follows a specific discipline can provide no assurance against a decline in the value of the Fund's shares.

Risks of Development Stage and Small Cap Stocks: Stocks of development stage and small capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger capitalization companies, and they may be expected to do so in the future. Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

Small Cap Growth Fund

Principal Risks of Investing in the Fund continued

Market Risk: The Fund's portfolio securities can be affected by events that affect the securities markets generally or particular segments of the market in which the Fund has invested. Factors that are part of market risk include interest rate fluctuations, quality of instruments in the Fund's portfolio, national and international economic and political conditions and general market conditions and market psychology.

Foreign Securities Risk: Investments in securities of non-U.S. issuers have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non-domestic persons such as the Fund, less regulation, less information, currency fluctuations and interruptions in currency flow. Investments in foreign securities also entail higher costs. The Fund's investments in foreign securities may be in the form of sponsored or unsponsored depositary receipts, such as American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. Ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security, and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts.

Hedging Risks: The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. Moreover, they can cause the Fund to lose money or fail to get the benefit of a gain. Among other things, these negative effects can occur if the market moves in a direction that the Fund's Sub-Adviser does not expect or if the Fund cannot close out its position in a hedging instrument.

Securities Lending Risk: Although the Fund's loans of portfolio securities will be fully collateralized and marked to market throughout the period of the loan, the Fund may experience delays in getting the securities returned and may not receive mark-to-market payments if the borrower enters bankruptcy or has other financial problems.

The Fund's fixed income investments are particularly subject to:

Interest Rate Risk: The value of the Fund's investments in debt instruments will tend to fall if current interest rates increase and to rise if current interest rates decline.

Credit Risk: The value of the Fund's debt instruments will generally decline if the credit rating of the issuer declines, while their value will be favorably affected by an increased credit rating. Also, an issuer whose credit rating has declined may be unable to make payments of principal and/or interest.


Risks of Lower Rated Securities: The Fund has not established minimum quality standards for its investments in debt securities and it may invest in "junk" bonds. Securities rated BBB or Baa by Standard and Poor's Ratings Services or Moody's Investors Service, Inc. may have speculative characteristics, and securities rated BB or Ba and unrated securities are subject to higher risk of non-payment of principal or interest, or both, than higher rated securities.

Small Cap Growth Fund


Fund Performance              The following bar chart and table present the
                              performance of the Fund and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's annual returns since inception compare with those of a broad measure of market performance. The bar chart shows the Fund's annual returns on a before-tax basis and without sales charges. If taxes or sales charges were included, the annual returns would be lower than those shown. The table shows the Fund's average annual total returns for the Fund on a before and after-tax basis and as compared to the returns of a broad-based securities index. Past performance, before and after taxes, is no guarantee of future results.

                              After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

                              The Fund's performance prior to March 31, 2001 was achieved while it was a series of another investment company, The Coventry Group.

                        Performance Bar Chart and Table*
                  Year-by-Year Total Returns as of December 31
                      (Both the Chart and the Table assume
                  reinvestment of dividends and distributions.)


       [The following table represents a bar chart in the printed report.]

                              2000           2001
                              ----           ----
                             -3.16%        -12.33%


                 Best Quarter:      Q1    2000      12.72%

                 Worst Quarter:     Q3    2001     -19.88%

Average Annual Total Returns
(for the period ending December 31, 2001)
                                             One      Since       Inception
                                             Year   Inception        Date
                                             ----   ---------     ---------
Small Cap Growth Fund:                                             04/05/99
 - Before Taxes                            -17.39%   14.00%
 - After Taxes on Distributions            -18.51%   11.75%
 - After Taxes on Distributions
   and Sale of Shares                       -9.60%   10.83%
Russell 2000(R)Index**                       2.49%    9.21%        04/01/99

 *    The Fund's return for the quarter ended March 31, 2002 was 1.13%.

** The Russell 2000 Index is an unmanaged index consisting of approximately 2,000 (1,905 as of March 31, 2002) of the smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. Returns shown reflect no deduction for fees, expenses or taxes.


Who May
Want To Invest?               Consider investing in the Fund if you are:

                              o  investing for a long-term goal such as
                                 retirement (five year investment horizon);

                              o looking to add a growth component to your portfolio;

                              o willing to accept higher risks of investing in stock of smaller issuers.

                              This Fund will not be appropriate for someone:

                              o  seeking monthly income;

                              o  pursuing a short-term goal or investing
                                 emergency reserves;

                              o  seeking safety of principal.

[ICON] Technology Fund

Investment Objective

The Fund's investment objective is to provide long term growth of capital.

Policies and Strategies


The Fund, under normal market conditions, will invest at least 80% of its assets in common stocks of companies that U.S. Bancorp Asset Management, Inc., the Fund's Sub-Adviser, believes either have developed, or will develop, products, processes or services that will provide or will benefit significantly from technological innovations, advances and improvements. These may include:


      o     Inexpensive computing power, such as personal computers;

      o     Improved methods of communications, such as satellite transmission;
            and

      o Technology-related services, such as internet-related marketing services.

The prime emphasis of the Fund is to identify companies that the Sub-Adviser believes are positioned to benefit from technological advances in areas such as semi-conductors, computers, software, communications and online services. Since the Fund concentrates its investments in technology-related industries, it may be particularly subject to investment risks associated with those industries and the companies in those industries, which are described in detail below.

The Sub-Adviser will select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet. The Fund may invest in companies of any size, including development stage companies (companies that have recently commenced operations and do not have significant revenues) and other small capitalization companies (market capitalization of $1.5 billion or less).


Up to 25% of the Fund's total assets may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or are represented by American Depositary Receipts.


To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

The Fund may invest in U.S. government obligations and money market instruments; under abnormal market conditions, the Fund may invest without limit in these securities, which may cause the Fund to fail to achieve its investment objective.

Technology Fund

Principal Risks of Investing in the Fund

An investment in the Fund is subject to investment risks, and you can lose money on your investment. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. More specifically, the Fund may be affected by the following types of risks:

Equity Risk: The value of the equity securities held by the Fund, and thus of the Fund's shares, can fluctuate -- at times dramatically. The prices of equity securities are affected by various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic sector. The fact that the Sub-Adviser follows a specific discipline can provide no assurance against a decline in the value of the Fund's shares.

Risks of Technology-Related Companies: Because the Fund invests primarily in stocks of technology-related companies, it is particularly susceptible to risks associated with these companies. The Fund's performance will depend on the performance of securities of issuers in technology-related industries, which may differ from general stock market performance. The products and services of technology-related companies may become rapidly obsolete due to technological advances, competing technologies or price competition. In addition, government regulation may have a material effect on the demand for products and services of these companies, and new or amended regulations can adversely affect these companies or the market value of their securities. Finally, lawsuits or legal proceedings against these companies can adversely affect the value of their securities.

Risks of Non-Diversification: The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers that will be in the same or related economic sectors, the Fund's portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Risks of Development Stage and Small Cap Stocks: Stocks of development stage and small capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger capitalization companies, and they may be expected to do so in the future. Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

Foreign Securities Risk: Investments in securities of non-U.S. issuers have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non-domestic persons such as the Fund, less regulation, less information, currency fluctuations and interruptions in currency flow. Investments in foreign securities also entail higher costs. The Fund's investments in foreign securities may be in the form of sponsored or unsponsored American Depositary Receipts. Ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security, and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts.

Securities Lending Risk: Although the Fund's loans of portfolio securities will be fully collateralized and marked to market throughout the period of the loan, the Fund may experience delays in getting the securities returned and may not receive mark-to-market payments if the borrower enters bankruptcy or has other financial problems.


Portfolio Turnover: The Fund may engage in short-term trading. Short-term trading refers to the practice of selling securities held for a short time, ranging from several months to less than a day. The objective of short-term trading is to take advantage of what the Sub-Adviser believes are changes in a market, industry or individual company. Short-term trading increases the Fund's transaction costs, which could adversely affect the Fund's performance, and could result in higher levels of taxable realized gains to shareholders.

Technology Fund


Fund Performance              The following bar chart and table present the
                              performance of the Fund and provide some indication of the risks of investing in the Fund by showing how the Fund's annual returns since inception compare with those of a broad measure of market performance. The bar chart shows the Fund's annual return on a before-tax basis and without sales charges. If taxes or sales charges were included, the annual return would be lower than that shown. The table shows the Fund's average annual total returns for the Fund on a before and after-tax basis and as compared to the returns of an index that reflects the market sectors in which the Fund invests and a broad-based securities index. Past performance, before and after taxes, is no guarantee of future results.

                              After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

                              The Fund's performance prior to March 31, 2001 was achieved while it was a series of another investment company, The Coventry Group.



                        Performance Bar Chart and Table*
           Total Returns for the Calendar Year ended December 31, 2001
                      (Both the Chart and the Table assume
                  reinvestment of dividends and distributions.)


       [The following table represents a bar chart in the printed report.]

                                      2001
                                      ----
                                    -55.54%


                          Best Quarter:  Q4 2001   39.81%

                          Worst Quarter: Q1 2001  -48.35%

Average Annual Total Returns
(for the period ending December 31, 2001)

                                             One      Since       Inception
                                             Year   Inception        Date
                                             ----   ---------     ---------
Technology Fund:                                                   03/02/00
 - Before Taxes                            -58.09%   -62.51%
 - After Taxes on Distributions            -58.09%   -62.51%
 - After Taxes on Distributions            -35.30%   -45.16%
   and Sale of Shares
Merrill Lynch Technology Index**           -25.57%    -66.28%      03/01/00
Nasdaq-100 Index(R)***                     -32.65%    -41.89%      02/29/00

  *   The Fund's return for the quarter ended March 31, 2002 was -8.88%.

 ** The Merrill Lynch Technology Index is an unmanaged index generally representative of the technology sector. Returns shown reflect no deduction for fees, expenses or taxes.

*** The Nasdaq-100 Index contains 100 of the largest and most active non-financial domestic and international companies listed on The Nasdaq Stock Market based on market capitalization. Returns shown reflect no deduction for fees, expenses or taxes.


Who May
Want To Invest?               Consider investing in the Fund if you are:

                                 o  investing for a long-term goal such as
                                    retirement (five year investment horizon);

                                 o looking to add a growth component to your portfolio;

                                 o willing to accept higher risks of investing in a non-diversified portfolio of technology and small cap issuers.

                              This Fund will not be appropriate for someone:

                                 o  seeking monthly income;

                                 o  pursuing a short-term goal or investing
                                    emergency reserves;

                                 o  seeking safety of principal.

[ICON] Global Health Sciences Fund

Investment Objective

The Fund's investment objective is to provide long term growth of capital.

Policies And Strategies


The Fund, under normal market conditions, will invest at least 80% of its assets in equity and debt securities of U.S. and foreign health sciences companies. Health sciences companies are enterprises that are principally engaged in research and development, production, or distribution of products or services related to health care, medicine and life sciences. Since the Fund concentrates its investments in health sciences-related industries, it may be particularly subject to investment risks associated with those industries and the companies in those industries, which are described in detail below.

The Fund's investments will include companies from at least three different countries, including the U.S., and there are no limits on the amount the Fund may invest in foreign securities. The Fund may invest in companies of any size, including development stage companies (companies that have recently commenced operations and do not have significant revenues) and small capitalization companies (market capitalization of $1.5 billion or less).


The Fund's investments, normally at least 80% of its assets, will be principally in equity securities of health sciences companies. Equity securities include common and preferred stocks, rights and warrants, and securities exchangeable for or convertible into common stocks. The Fund may invest up to 20% of its assets in debt securities, including debt securities rated below investment grade ("junk bonds").

To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

The Fund may invest in U.S. government obligations, money market instruments and repurchase agreements; under abnormal market conditions, the Fund may invest without limit in these securities, which may cause the Fund to fail to achieve its investment objective.


Principal Risks of Investing in the Fund

An investment in the Fund is subject to investment risks, and you can lose money on your investment. More specifically, the Fund may be affected by the following types of risks:

Equity Security Risk: The value of the equity securities held by the Fund, and thus of the Fund's shares, can fluctuate -- at times dramatically. The prices of equity securities are affected by various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic sector. The fact that the Sub-Adviser follows a specific discipline can provide no assurance against a decline in the value of the Fund's shares.

Risks of Health Sciences Companies: Because the Fund invests primarily in stocks of health sciences companies, it is particularly susceptible to risks associated with these companies. The Fund's performance will depend on the performance of securities of issuers in health sciences-related industries, which may differ from general stock market performance. The products and services of health sciences companies may become rapidly obsolete due to technological and scientific advances. In addition, governmental regulation may have a material effect on the demand for products and services of these companies, and new or amended regulations can adversely affect these issuers or the market value of their securities. Finally, lawsuits or legal proceedings against these companies can adversely affect the value of their securities.

Global Health Sciences Fund


Principal Risks of Investing in the Fund continued

Risks of Non-Diversification: The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers that will be in the same or related economic sectors, the Fund's portfolio may be more susceptible to any single economic, technological, regulatory or legal occurrence than the portfolio of a diversified fund.


Risks of Development Stage and Small Cap Stocks: Stocks of development stage and small capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger capitalization companies, and they may be expected to do so in the future. Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

Foreign Securities Risk: Investments in securities of non-U.S. issuers have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non-domestic persons such as the Fund, less regulation, less information, currency fluctuations and interruptions in currency flow. Investments in foreign securities also entail higher costs. The Fund's investments in foreign securities may include investments in the form of sponsored or unsponsored American Depositary Receipts. Ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security, and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts.

Securities Lending Risk: Although the Fund's loans of portfolio securities will be fully collateralized and marked to market throughout the period of the loan, the Fund may experience delays in getting the securities returned and may not receive mark-to-market payments if the borrower enters bankruptcy or has other financial problems.


The Fund's fixed income investments are particularly subject to:

Interest Rate Risk: The value of the Fund's investments in debt instruments will tend to fall if current interest rates increase and to rise if current interest rates decline.

Credit Risk: The value of the Fund's debt instruments will generally decline if the credit rating of the issuer declines, while their value will be favorably affected by an increased credit rating. Also, an issuer whose credit rating has declined may be unable to make payments of principal and/or interest.

Risks of Lower Rated Securities: The Fund has not established minimum quality standards for its investments in debt securities and it may invest in "junk" bonds. Securities rated BBB or Baa by Standard and Poor's Ratings Services or Moody's Investors Service, Inc. may have speculative characteristics, and securities rated BB or Ba and unrated securities are subject to higher risk of non-payment of principal or interest, or both, than higher rated securities.

Global Health Sciences Fund

Fund Performance              The following bar chart and table present the
                              performance of the Fund and provide some indication of the risks of investing in the Fund by showing how the Fund's annual returns since inception compare with those of a broad measure of market performance. The bar chart shows the Fund's annual return on a before-tax basis and without sales charges. If taxes or sales charges were included, the annual return would be lower than that shown. The table shows the Fund's average annual total returns for the Fund on a before and after-tax basis and as compared to the returns of an index that reflects the market sectors in which the Fund invests and a broad-based securities index. Past performance, before and after taxes, is no guarantee of future results.

                              After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

                              The Fund's performance prior to March 31, 2001 was achieved while it was a series of another investment company, The Coventry Group.

                        Performance Bar Chart and Table*
           Total Returns for the Calendar Year ended December 31, 2001
                      (Both the Chart and the Table assume
                  reinvestment of dividends and distributions.)


       [The following table represents a bar chart in the printed report.]

                                      2001
                                      ----
                                     -8.78%


                          Best Quarter:  Q2   2001   19.86%

                          Worst Quarter: Q1   2001  -25.17%

Average Annual Total Returns
(for the period ending December 31, 2001)

                                             One      Since       Inception
                                             Year   Inception        Date
                                             ----   ---------     ---------
Global Health Sciences Fund:                                      06/19/00
 - Before Taxes                            -14.03%    0.29%
 - After Taxes on
   Distributions                           -14.46%   -0.14%
 - After Taxes on
   Distributions and                        -8.53%    0.02%
   Sale of Shares
Dow Jones World Health
   Care Index**                            -13.74%   -5.06%       07/01/00
S&P 500(R)Index***                         -13.50%  -11.88%       06/30/00

  *   The Fund's return for the quarter ended March 31, 2002 was -11.45%.

 ** The Dow Jones World Health Care Index is an unmanaged capitalization weighted index of all the stocks in the S&P 500 Index that are involved in the business of health care related products and services. Returns shown reflect no deduction for fees, expenses or taxes.

*** The S&P 500 Index is a market-value weighted index consisting of the common stocks of 500 major corporations selected by Standard & Poors(R) for their market size, liquidity and industry group representation. Returns shown reflect no deduction for fees, expenses or taxes.


Who May
Want To Invest?               Consider investing in the Fund if you are:

                              o  investing for a long-term goal such as
                                 retirement (five year investment horizon);

                              o looking to add a growth component to your portfolio; and

                              o willing to accept higher risks of investing in a non-diversified portfolio of health sciences issuers.

                              This Fund will not be appropriate for someone:

                              o  seeking monthly income;

                              o  pursuing a short-term goal or investing
                                 emergency reserves;

                              o  seeking safety of principal.

Fund Expenses

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of each of the Funds.

                                    Fee Table


                                                                                                Global
                                                                    Small Cap                   Health
                                                         Value       Growth      Technology    Sciences
                                                         Fund         Fund          Fund         Fund
---------------------------------------------------------------------------------------------------------
Shareholder Fees
  (fees paid by you directly fromyour investment)
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)                            5.75%(1)     5.75%(1)       5.75%(1)      5.75%(1)
Redemption fee                                          None(2)      None(2)        None(2)       None(2)

Annual Fund Operating Expenses
  (expenses paid from Fund assets)
Management fees                                         1.00%(3)     1.20%(3,4)     1.20%(3,4)    1.20%(3,4)
Distribution (12b-1) and service fees                   0.50%        0.50%          0.50%         0.50%
Other expenses                                          1.63%        1.14%          1.98%         1.35%

Total Annual Fund Operating Expenses                    3.13%        2.84%(5)       3.68%(5)      3.05%(50


----------
1 Lower sales charges are available under certain circumstances. See "Distribution Arrangements."

2 In the case of investments of $1 million or more, a 0.25% redemption fee will be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

3 The Adviser pays fees of the Sub-Adviser out of its Management Fee from the Fund.


4 The Adviser plans to waive 0.20% of its Management Fee with respect to each of the Small Cap Growth Fund and Global Health Sciences Fund, and 0.50% of its Management Fee with respect to the Technology Fund, but may revise or terminate any waiver at any time.

5 Total annual Fund operating expenses after the Adviser's waiver of a portion of the Management Fee payable with respect to the Small Cap Growth Fund, Technology Fund and Global Health Sciences Fund are estimated to be 2.64%, 3.18% and 2.85%, respectively, based on the prior year's gross operating expenses and current fee waivers.


Example: This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes:

      o     $10,000 investment

      o     5% annual return at the end of each period

      o     redemption at the end of each period

      o     no changes in the Fund's operating expenses

Although your actual costs may be higher or lower, based on these assumptions, your cost would be:


                                                                        Global
                                            Small Cap                   Health
                                 Value       Growth      Technology    Sciences
                                  Fund        Fund          Fund         Fund
--------------------------------------------------------------------------------
One Year After Purchase          $  873      $  846        $  924       $  865
Three Years After Purchase       $1,485      $1,404        $1,636       $1,463
Five Years After Purchase        $2,121      $1,988        $2,367       $2,084
Ten Years After Purchase         $3,816      $3,559        $4,281       $3,746

[ICON] Shareholder Information

Pricing of Fund Shares

--------------------------------------------------------------------------------
How NAV is Calculated

The NAV is calculated by adding the total value of a Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

                                      NAV =
                           Total Assets - Liabilities
                           --------------------------
                                Number of Shares
                                   Outstanding


You can find each Fund's NAV daily in The Wall Street Journal and other newspapers.


Per share net asset value (NAV) for each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time on days the Exchange is open ("Business Days"). If portfolio investments of a Fund are traded in markets on days that are not Business Days of the Fund, the Fund's NAV may vary on days when investors cannot purchase, redeem or exchange shares.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund plus any applicable sales charge as noted in the section on "Distribution Arrangements/Sales Charges." This is what is known as the offering price.

Each Fund's securities are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined by the Fund's Trustees.

Purchasing and Adding to Your Shares

You may purchase a Fund through the Distributor or through investment representatives, who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative for specific information.

                                           Minimum           Minimum
                                           Initial          Subsequent
Account Type                              Investment        Investment

Regular                                     $1,000             $100
(non-retirement)
-----------------------------------------------------------------------
Retirement                                  $  250             $ --
-----------------------------------------------------------------------
Automatic
Investment Plan                             $  250             $ 25
-----------------------------------------------------------------------


All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, cash, credit cards, credit card convenience checks, traveler's checks and checks payable in foreign currency are not accepted.


A Fund may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

Shareholder Information

Purchasing and Adding To Your Shares
continued

Instructions for Opening or Adding to an Account

By Regular Mail

Initial Investment:

1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2.    Make check, bank draft or money order payable to "Willamette Funds."

3.    Mail to: The Willamette Funds, P.O. Box 182301, Columbus, OH 43218-2301.

Subsequent:

1. Use the investment slip attached to your account statement. Or, if unavailable,

2.    Include the following information on a piece of paper:

      o     Fund name;

      o     Amount invested;

      o     Account name;

      o     Account number.

   Include your account number on your check.

3.    Mail to: The Willamette Funds, P.O. Box 182301, Columbus, OH 43218-2301.


By Overnight Service

See instructions 1-2 above for subsequent investments.

3. Send to: The Willamette Funds,

   Attn: Shareholder Services, 3435 Stelzer Road, Columbus, OH 43219

By Wire Transfer

Note: Your bank may charge a wire transfer fee.


Prior to wiring funds and in order to ensure that wire orders are invested promptly, investors must call the Fund at (877) 945-3863 to obtain instructions regarding the bank account number to which the funds should be wired and to place your trade with a fund representative. All conversations are recorded for your protection. Failure to call and place your trade may result in a financial loss to you.


You can add to your account by using the convenient options described below. Each Fund reserves the right to change or eliminate these privileges at any time with 60 days notice.

                                   Question?
                          Call 1-877-945-3863 or your
                           investment representative.

Shareholder Information

Purchasing and Adding to Your Shares
continued

Automatic Investment Plan

You can make automatic investments in a Fund from your bank account. Automatic investments can be as little as $25, once you've invested the $250 minimum required to open the account.

To invest regularly from your bank account:

|_|   Complete the Automatic Investment Plan section on your Account
      Application.

      Make sure you note:

      o     Your bank name, address and ABA number;

      o     Your checking or savings account number;

      o     The amount you wish to invest automatically (minimum $25);

      o How often you want to invest (twice a month, every month, four times a year, twice a year or once a year);

      o     Attach a voided personal check or savings deposit slip.

--------------------------------------------------------------------------------
Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise. There is no sales charge on reinvested dividends and distributions. Capital gains, if any, are distributed at least annually.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.
--------------------------------------------------------------------------------

Shareholder Information

Selling Your Shares

Instructions For Selling Shares

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See the section "General Policies on Selling Shares".

--------------------------------------------------------------------------------
Withdrawing Money from Your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.
--------------------------------------------------------------------------------

By telephone (unless you have declined telephone sales privileges)

1. Call (877) 945-3863 with instructions as to how you wish to receive your funds (mail, check or wire). Note: IRA redemptions must be requested by mail.

By mail

1. Call (877) 945-3863 to request redemption forms or write a letter of instruction indicating:

      o     your Fund and account number;

      o     amount you wish to redeem;


      o     account owner(s) signature.


2.    Mail to: The Willamette Funds, P.O. Box 182301, Columbus, OH 43218-2301

Wire transfer

You must indicate this option on your application.

The Fund may charge a wire transfer fee.

Note: Your financial institution may also charge a separate fee.

Call (877) 945-3863 to request a wire transfer.

If you call by 4 p.m. Eastern Time, your payment will normally be wired to your bank on the next business day.

Automatic Withdrawal Plan

You can receive automatic payments from your account on a monthly, quarterly, semi annual, or annual basis. The minimum withdrawal is $100. To activate this feature:

      o Make sure you've checked the appropriate box on the Account Application. Or call (877) 945-3863;

      o     A minimum balance of $12,000 is required;

      o     Include a voided personal check;

      o If the value of your account falls below $500, you may be asked to add sufficient funds to bring the account back to $500, or the Fund may close your account and mail the proceeds to you.

Shareholder Information

General Policies on Selling Shares

Redemptions in Writing Required

You must request redemption in writing in the following situations:

1.    Redemptions from Individual Retirement Accounts ("IRAs").


2. Redemption requests requiring a medallion signature guarantee which include each of the following:


      o Your account registration or the name(s) in your account has changed within the last 10 business days;

      o     The check is not being mailed to the address on your account;

      o     The check is not being made payable to the owner of the account;

      o The redemption proceeds are being transferred to another Fund account with a different registration.


A medallion signature guarantee can be obtained from an eligible guarantor institution, such as a bank, broker-dealer, national securities exchange or registered securities association. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.


Verifying Telephone Redemptions

Each Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

Redemptions Within 10 Business Days of Initial Investment

When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 10 business days). You can avoid this delay by purchasing shares with a certified check or wire transfer.

Refusal of Redemption Request

Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

Redemption in Kind

The Funds reserve the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund's operations (for example, more than 1% of the Fund's net assets). If a Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

Closing of Small Accounts

If your account falls below $500, a Fund may ask you to increase your balance. If it is still below $500 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

Undeliverable Redemption Checks

For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

Shareholder Information

Distribution Arrangements/Sales Charges

This section describes the sales charges and fees you will pay as an investor in the Funds and ways to qualify for reduced sales charges.


--------------------------------------------------------------------------------
Sales Charge (Load)    Front-end sales charge; reduced sales charges available.
--------------------------------------------------------------------------------
Distribution (12b-1)   Subject to annual distribution (12b-1) and shareholder
and Service Fees       servicing fees of up to 0.50% of the Fund's total assets.
--------------------------------------------------------------------------------


Calculation of Sales Charges

Shares of a Fund are sold at its public offering price. This price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

                                                                                        Amount of Sales
                                                                                       Charge Reallowed to
                                                                                          Dealers as a
                                            Sales Charge            Sales Charge       Percentage of your
              Your                            as a % of               as a % of          Public Offering
           Investment                      Offering Price          Your Investment           Price**
-------------------------------------------------------------------------------------------------------------
Less than $50,000                               5.75%                   6.10%                 5.00%
-------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                  5.00%                   5.26%                 4.25%
-------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                 4.00%                   4.17%                 3.60%
-------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                 3.00%                   3.09%                 2.70%
-------------------------------------------------------------------------------------------------------------
$500,000 but less than $750,000                 2.50%                   2.56%                 2.25%
-------------------------------------------------------------------------------------------------------------
$750,000 but less than $1,000,000               1.25%                   1.27%                 1.10%
-------------------------------------------------------------------------------------------------------------
$1,000,000 and above*                           0.00%                   0.00%                 0.00%
-------------------------------------------------------------------------------------------------------------

 * In the case of investments of $1 million or more, a 0.25% redemption fee will be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

** The Distributor may reallow up to 100% of the sales charge to Phillips & Company Securities, Inc., an affiliate of the Adviser. The staff of the Securities and Exchange Commission has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters. The Distributor, at its expense, may provide additional compensation to dealers in connection with sales of Shares of the Fund.

Shareholder Information

Distribution Arrangements/Sales Charges
continued

Sales Charge Reductions


Reduced sales charges are available to shareholders with investments of $50,000 or more. A reduced sales charge equal to a maximum of 4.50% of the public offering price also is available to shareholders of record of the Value Fund and Small Cap Growth Fund on or before April 1, 2001 whose accounts remain open following that date. In addition, you may qualify for reduced sales charges under the following circumstances.


Letter of Intent: You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

Rights of Accumulation: When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

Combination Privilege: Combine accounts of multiple Funds or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

Sales Charge Waivers

The sales charge will not apply to purchases of shares by: (a) trust, investment management and other fiduciary accounts managed by the Adviser pursuant to a written agreement; (b) any person purchasing Shares with the proceeds of a distribution from a trust, investment management or other fiduciary account managed by the Adviser pursuant to a written agreement; (c) BISYS Fund Services ("BISYS") or any of its affiliates; (d) Trustees or officers of the Fund; (e) directors or officers of BISYS, the Adviser or affiliates or bona fide full-time employees of the foregoing who have acted as such for not less than 90 days (including members of their immediate families and their retirement accounts or plans) for which there is a written service agreement between any Fund and the plan sponsor, so long as such Shares are purchased through the Fund; or (f) any person purchasing shares within an approved asset allocation program sponsored by a financial services organization. The sales charge also does not apply to shares sold to representatives of selling brokers and members of their immediate families that have signed a selling group agreement with the Fund. In addition, the sales charge does not apply to sales to bank trust departments, acting on behalf of one or more clients, of Shares having an aggregate value equal to or exceeding $200,000. Finally, up to 50% of applicable sales charges may be waived for customers of Phillips & Company Securities, Inc., a broker-dealer affiliate of the Adviser.

Distribution (12b-1) and Service Fees

Each Fund is permitted to pay annually up to 0.50% of its average daily net assets in 12b-1 fees. 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of a Fund's shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.


The Distributor may use up to half of the 12b-1 fee (0.25% of average daily net assets) for shareholder servicing.


Long-term shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and service fees.

Shareholder Information

Exchanging Your Shares

You can exchange your shares in a Fund for shares of another Willamette Fund, usually without paying additional sales charges. No transaction fees are charged for exchanges.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

Instructions for Exchanging Shares

Exchanges may be made by sending a written request to The Willamette Funds, P.O. Box 182301, Columbus, OH 43218-2301 or by calling (877) 945-3863. Please provide the following information:

      o     Your name and telephone number;

      o     The exact name on your account and account number;

      o Taxpayer identification number (usually your Social Security number);

      o     Dollar value or number of shares to be exchanged;

      o     The name of the Fund from which the exchange is to be made;

      o     The name of the Fund into which the exchange is being made.

See "Selling your Shares" for important information about telephone transactions.

Notes on Exchanges

      o To prevent disruption in the management of each Fund, due to market timing strategies, exchange activity may be limited to four (4) exchanges within a calendar year.

      o The registration and tax identification numbers of the two accounts must be identical.

      o The exchange privilege may be changed or eliminated at any time upon a 60-day notice to shareholders.

Individual Retirement Account ("IRA")

An IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement programs. IRA contributions may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

All IRA distribution requests must be made in writing to BISYS. Any additional deposits to an IRA must distinguish the type and year of the contribution.

For more information on an IRA call The Willamette Funds at (877) 945-3863. It is recommended that shareholders consult a tax adviser regarding IRA contribution and withdrawal requirements and restrictions.

Shareholder Information


Dividends, Distributions and Taxes

Any income or gain a Fund receives is paid out, less expenses, to its shareholders. Dividends derived from ordinary income (e.g., from interest or dividends received by a Fund), if any, generally are declared and paid quarterly for the Value Fund and annually for all other Funds. Capital gains, if any, for a Fund are distributed at least annually.

Dividends and distributions from a Fund will be automatically paid in additional shares of that Fund unless the shareholder elects to receive either of these amounts in cash. This election is made in the Application Form, and any change must be made in writing to the Fund at P.O. Box 182301, Columbus, Ohio 43218-2301 and will be effective for payments having a record date after the Fund's receipt of this notice. If payments made in cash are returned marked "Undeliverable" or remain uncashed for six months, the cash election will be automatically changed to provide for automatic reinvestment. Undeliverable or returned checks will be cancelled and the amounts payable on those checks will be reinvested in additional shares of the applicable Fund at the net asset value on the date of cancellation.

Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

Dividends derived from ordinary income or short-term capital gains are taxable as ordinary income. If the Fund designates a distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate, regardless of how long you have owned your Fund shares.

Some dividends and distributions are taxable in the calendar year in which they are declared, even though your account statement may reflect them as being distributed in January of the following year.

You will be notified in January each year about the federal tax status of dividends and distributions made by the Fund. Depending on your residence for tax purposes, dividends and distributions also may be subject to state and local taxes, including withholding taxes.

You will generally have a taxable gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another Fund, the transaction will be treated as a sale of the original Fund shares, and any gain on those shares will generally be subject to federal income tax.

Foreign shareholders may be subject to special withholding requirements. There is a tax penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

Each Fund is required to withhold 30% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules or shareholders that are subject to back-up withholding. To avoid withholding, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

Please consult your own tax adviser as to the particular federal, state, local or foreign tax consequences to you of investing in a Fund. Please see the Statement of Additional Information for more information.

[ICON] Fund Management

The Investment Adviser


Willamette Asset Managers, Inc., 15455 NW Greenbrier Pkwy, #210-39, Beaverton, Oregon 97006, is the investment adviser for each Fund and has served in that capacity since the inception of each Fund. The Adviser is an affiliate of a registered broker-dealer, Phillips & Company Securities, Inc. The Adviser is responsible for providing or procuring investment advisory services on behalf of each Fund, including development of an investment program with respect to each Fund's assets, as well as the general management of each Fund. Each Fund pays fees to the Adviser at an annual rate of 1.20% of the Fund's average daily net assets except the Value Fund, for which the Fund pays fees to the Adviser at an annual rate of 1.00% of the Fund's average daily net assets. The Adviser pays fees to a Sub-Adviser out of its fees from the applicable Fund, at no additional cost to the Fund.

During the year ended March 31, 2002, the Funds paid the Adviser advisory fees in the following amounts:

Fees Paid (as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Value Fund                                                        1.00%
Small Cap Growth Fund                                             1.20%
Technology Fund                                                   1.20%
Global Health Sciences Fund                                       1.20%

The Sub-Advisers


Value Fund


The Bank of New York, One Wall Street, New York, New York 10286, provides portfolio management services to the Value Fund, as Sub-Adviser. The Sub-Adviser, founded by Alexander Hamilton in 1784, is one of the largest U.S. commercial banks, with assets over $77 billion as of March 31, 2002. As of that date, the Sub-Adviser provided administrative or advisory services for approximately $71 billion in assets.

The portfolio manager for the DJIA portion of the Fund's portfolio is Kurt Zyla. Charles T. Foley and Henry A. Wilmerding III are portfolio managers for the actively managed portion of the Fund's portfolio.


Mr. Zyla is responsible for all aspects of the Sub-Adviser's passive investment management group. His additional responsibilities include equity derivative product strategy, analysis and trading for the Sub-Adviser's Investment and Trust sectors. Prior to joining the Sub-Adviser in 1989, he worked in the Specialty Chemicals division of Engelhard Corporation, in the areas of technical sales and product management. Mr. Zyla has a B.S. in chemical engineering from New Jersey Institute of Technology and an MBA from New York University's Stern School of Business.


Mr. Foley has been a Senior Vice President of the Sub-Adviser since June 1, 2000, and is President and portfolio manager of its subsidiary, Estabrook Capital Management LLC, with which he has been associated since 1970. From 1966 to 1970, he was with Brown Brothers Harriman & Co. in their Investment and Bond Department. Mr. Foley holds a B.A. from Manhattan College and an M.B.A. from Columbia University Graduate School of Business. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

Fund Management


Mr. Wilmerding has been a Vice President of the Sub-Adviser since June 1, 2000 and is currently a Director and portfolio manager of the Sub-Adviser's subsidiary, Estabrook Capital Management, which he joined in 1995. Mr. Wilmerding began his career in 1992 in the Investment Advisory Department of Brown Brothers Harriman & Co. He holds a B.A. from Colby College and an M.B.A. from Columbia University Graduate School of Business.


Small Cap Growth Fund

The Bank of New York serves as Sub-Adviser for the Small Cap Growth Fund.


John C. Lui, Vice President of the Sub-Adviser, joined the Sub-Adviser in 1995 and is responsible for day-to-day management of the Fund in addition to managing various investments in equity securities on behalf of the Sub-Adviser's institutional clients. He also serves as portfolio manager to the Small Cap Growth Fund, a series of BNY Hamilton Funds.


Technology Fund


U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402, serves as the Sub-Adviser to the Technology Fund and provides investment management services to individuals and institutions -- including corporations, foundations, pension funds, public funds and retirement plans -- which had combined assets under management of $120 billion as of June 30, 2002.

Portfolio managers for the Fund are Barry Randall and Randall A. Hare.

Barry Randall, Director and Equity Portfolio Manager, joined the Sub-Adviser in 2000 and has nine years of financial industry experience. He is the leader of the Technology Fund and manages portfolios for private and institutional clients. Prior to joining the Sub-Adviser, Mr. Randall was a senior equity analyst (technology) for Advantus Capital Management from 1998 to 2000 and a senior equity analyst (software) at Dain Bosworth, Inc. from 1995 to 1998. Mr. Randall received a B.S. in mathematics from the University of Massachusetts at Amherst, and an M.B.A. from the University of Texas at Austin.

Randall A. Hare, Director and Equity Portfolio Manager/Analyst, joined the Sub-Adviser in 1998 and has six years of financial industry experience. He is a co-manager of the Technology Fund and provides equity research support for the technology industry. Prior to his current role, Mr. Hare was a financial consultant for Firstar Investment Services. Mr. Hare received a B.A. in economics from the University of Cincinnati, and is a Chartered Financial Analyst candidate.


Global Health Sciences Fund


Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017, serves as the Sub-Adviser to the Global Health Sciences Fund and is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. Operations are centered in the five key cities of New York, London, Zurich, Tokyo and Sydney with additional offices elsewhere in Europe, Latin America and Asia.

Fund Management


The Sub-Adviser's origins date back to the founding of Credit Suisse in 1856. The Sub-Adviser's current structure took shape with the 1997 consolidation of predecessor firms and asset management functions located in other parts of Credit Suisse Group. Today, the Sub-Adviser is among a handful of truly global asset managers, with a correspondingly broad scope of resources and competencies. As of March 31, 2002, the Sub-Adviser manages approximately $302.6 billion for institutions and individuals worldwide. Clients include corporate pension and profit-sharing funds, public pension funds, union funds, insurers, endowments and other eleemosynary institutions, private individuals and open and closed-end country funds.

Portfolio managers for the Fund are Peter Wen and Scott Lewis.

Peter T. Wen, Vice President, is an analyst and associate portfolio manager focusing on health care companies. He joined in 1999 from Lynch & Mayer, where he was a health care analyst. Previously, he was a principal at SPEC, an information systems consulting firm. Mr. Wen holds a B.A. in Biology from Harvard College and an M.B.A. in Finance from the University of Pennsylvania's Wharton School. He is fluent in Mandarin Chinese.

Scott T. Lewis, Managing Director, is co-head of U.S. equity research and manages portfolios of medium- to large-capitalization U.S. equities and global telecommunications equities. He joined Warburg Pincus Asset Management ("WPAM") in 1986 and came to the Sub-Adviser in 1999 when it acquired WPAM. Previously, he was an assistant portfolio manager at The Bench Corporation, and an equity trader at Atalanta/Sosnoff Management Corp. and E.F. Hutton. Mr. Lewis holds a B.S. in Management and International Business from New York University and an M.B.A. in Finance from New York University's Stern School of Business.

In addition, the Sub-Adviser may utilize its foreign affiliates to provide portfolio trading and investment advisory support. The Sub-Adviser may use a portion of its fees received from the Adviser to pay for such services from its affiliates.


Manager of Managers


The Willamette Funds ("Trust") has received an order from the Securities and Exchange Commission granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, to permit the Funds to be managed under a "manager of managers" structure. Pursuant to the order, the Adviser is, subject to the supervision and approval of the Trust's Board of Trustees, permitted to hire, terminate or replace investment sub-advisers for each of the Funds without shareholder approval. However, if the Funds hire a new sub-adviser, they will provide written information concerning the new sub-adviser to shareholders of the Fund concerned. The purpose of the "manager of managers" structure is to give the Adviser the means to more directly monitor the management of the Funds and to give the Adviser greater flexibility to react to poor investment performance by an investment sub-adviser and other service issues at less cost to shareholders.

Fund Management

The Distributor and Administrator

BISYS Fund Services is each Fund's distributor and BISYS Fund Services Ohio, Inc. is each Fund's administrator. The address of each is 3435 Stelzer Road, Columbus, OH 43219.

The Statement of Additional Information has more detailed information about the Funds' service providers.

Capital Structure

The Willamette Funds was organized as a Delaware business trust on January 17, 2001, and overall responsibility for the management of the Funds is vested with the Board of Trustees.

[ICON] Financial Highlights


Selected data for a share of beneficial interest outstanding throughout the period indicated:


Value Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance since its inception on May 26, 1998. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have realized on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report of the Fund, which is available upon request.


                                                                                                Period
                                                              Year Ended March 31,               Ended
                                                     ------------------------------------      March 31,
                                                       2002          2001           2000       1999 (a)
                                                     ---------------------------------------------------
Net Asset Value, Beginning of Period                  $ 9.12         $ 9.65        $10.11      $ 10.00
--------------------------------------------------------------------------------------------------------
Investment Activities
  Net investment income (loss)                         (0.07)         (0.02)         0.01           --
  Net realized/unrealized gains (losses) on
    investment transactions                             0.23          (0.49)        (0.10)        0.11
--------------------------------------------------------------------------------------------------------
    Total from investment activities                    0.16          (0.51)        (0.09)        0.11
--------------------------------------------------------------------------------------------------------
Distributions
  Tax return of capital                                   --          (0.01)           --           --
  In excess of net investment income                      --             --         (0.01)          --
  Net realized gains on investment transactions           --          (0.01)        (0.36)          --
--------------------------------------------------------------------------------------------------------
    Total distributions                                   --          (0.02)        (0.37)          --
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $ 9.28         $ 9.12        $ 9.65      $ 10.11
--------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)                    1.75%         (5.23)%       (0.98)%       1.11%(b)
--------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
  Net Assets, end of period (000's)                   $11,826        $12,879       $15,872     $14,965
  Ratio of net expenses to average net assets           3.13%          2.90%         2.75%        2.90%(c)
  Ratio of net investment income (loss) to average
    net assets                                         (0.71)%        (0.22)%        0.03%        0.02%(c)
  Ratio of gross expenses to average net assets         3.13%          2.90%         3.02%*       3.20%(c)*
  Portfolio turnover                                   30.41%         66.29%        79.63%        0.39%
--------------------------------------------------------------------------------------------------------

* During the period, certain fees were voluntarily waived. If such voluntary fee waivers had not occurred, the ratio would have been as indicated.

(a) For the period May 26, 1998 (commencement of operations) through March 31, 1999.

(b)   Not Annualized.

(c)   Annualized.

Financial Highlights


Selected data for a share of beneficial interest outstanding throughout the period indicated:


Small Cap Growth Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance since its inception on April 5, 1999. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have realized on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report of the Fund, which is available upon request.


                                                                                                  Period
                                                                     Year Ended March 31,          Ended
                                                                  -------------------------      March 31,
                                                                     2002           2001         2000 (a)
                                                                  -----------------------------------------
Net Asset Value, Beginning of Period                                $ 12.93        $ 19.94       $ 10.00
-----------------------------------------------------------------------------------------------------------
Investment Activities
  Net investment loss                                                 (0.26)         (0.28)        (0.25)
  Net realized/unrealized gains (losses) on investment transactions    0.73          (4.82)        10.38
-----------------------------------------------------------------------------------------------------------
    Total from investment activities                                   0.47          (5.10)        10.13
-----------------------------------------------------------------------------------------------------------
Distributions
  Net realized gains on investment transactions                       (0.86)         (1.91)        (0.19)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $ 12.54        $ 12.93       $ 19.94
-----------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)                                   4.02%        (26.77)%      101.67%(b)
-----------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
  Net Assets, end of period (000's)                                 $31,528        $30,011       $38,634
  Ratio of net expenses to average net assets                          2.64%          2.58%         2.82%(c)
  Ratio of net investment loss to average net assets                  (2.09)%        (1.85)%       (2.26)%(c)
  Ratio of gross expenses to average net assets*                       2.84%          2.58%         2.93%(c)
  Portfolio turnover                                                  52.13%         45.13%        55.15%
-----------------------------------------------------------------------------------------------------------

* During the period, certain fees were voluntarily waived. If such voluntary fee waivers had not occurred, the ratio would have been as indicated.

(a) For the period April 5, 1999 (commencement of operations) through March 31, 2000.

(b)   Not Annualized.

(c) Annualized.

Financial Highlights


Selected data for a share of beneficial interest outstanding throughout the period indicated:


Technology Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance since its inception on March 2, 2000. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have realized on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report of the Fund, which is available upon request.


Adjusted for 1:5 reverse split on April 13, 2001.

                                                                                                  Period
                                                                     Year Ended March 31,          Ended
                                                                  -------------------------      March 31,
                                                                     2002           2001         2000 (a)
                                                                  -----------------------------------------
Net Asset Value, Beginning of Period                                $ 10.22        $ 44.75       $ 50.00
-------------------------------------------------------------------------------------------------------------
Investment Activities
  Net investment loss                                                 (0.22)         (0.56)        (0.05)
  Net realized/unrealized losses on investment transactions           (2.00)        (33.95)        (5.20)
-------------------------------------------------------------------------------------------------------------
    Total from investment activities                                  (2.22)        (34.51)        (5.25)
-------------------------------------------------------------------------------------------------------------
Distributions
  In excess of net realized gains on investment transactions             --          (0.02)           --
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $ 8.00        $ 10.22       $ 44.75
-------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)                                 (21.72)%       (77.19)%      (10.50)%(b)
-------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
  Net Assets, end of period (000's)                                 $16,763        $12,671       $32,719
  Ratio of net expenses to average net assets                          3.26%          2.84%         2.77% (c)
  Ratio of net investment loss to average net assets                  (3.01)%        (2.48)%       (1.51%)(c)
  Ratio of gross expenses to average net assets*                       3.68%          2.84%         2.97%(c)
  Portfolio turnover                                                 360.05%        199.34%        11.14%
-------------------------------------------------------------------------------------------------------------

* During the period, certain fees were voluntarily waived and certain expenses were reimbursed. If such voluntary fee waivers/reimbursements had not occurred, the ratio would have been as indicated.

(a) For the period March 2, 2000 (commencement of operations) through March 31, 2000.

(b)   Not Annualized.

(c)   Annualized.

Financial Highlights


Selected data for a share of beneficial interest outstanding throughout the period indicated:


Global Health Sciences Fund


The Financial Highlights table is intended to help you understand the Fund's financial performance since its inception on June 19, 2000. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate of return that an investor would have realized on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report of the Fund, which is available upon request.


                                                       Year        Period
                                                      Ended        Ended
                                                     March 31,    March 31,
                                                       2002       2001 (a)
                                                    ----------    ---------
Net Asset Value, Beginning of Period                 $ 8.71       $ 10.00
-----------------------------------------------------------------------------

Investment Activities
  Net investment loss                                 (0.24)        (0.18)
  Net realized/unrealized gains (losses)
    on investments and foreign currency
    transactions                                       0.94         (1.07)
-----------------------------------------------------------------------------
    Total from investment activities                   0.70         (1.25)
-----------------------------------------------------------------------------
Distributions
  Net realized gains on investments and
    foreign currency transactions                     (0.13)        (0.04)
-----------------------------------------------------------------------------
Net Asset Value, End of Period                       $ 9.28        $ 8.71
-----------------------------------------------------------------------------
Total Return (excludes sales charge)                   7.94%       (12.58%)(b)
-----------------------------------------------------------------------------
Ratios/Supplemental Data:
  Net Assets, end of period (000's)                 $22,255       $20,712
  Ratio of net expenses to average net assets          2.85%         2.90%(c)
  Ratio of net investment loss to average
    net assets                                        (2.46)%       (2.30%)(c)
  Ratio of gross expenses to average
    net assets*                                        3.05%         2.93%(c)
  Portfolio turnover                                  68.38%        52.37%
-----------------------------------------------------------------------------

* During the period, certain fees were voluntarily waived. If such voluntary fee waivers had not occurred, the ratio would have been as indicated.

(a) For the period June 19, 2000 (commencement of operations) through March 31, 2001.

(b)   Not Annualized.

(c)   Annualized.

For more information about a Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports:

A Fund's reports to shareholders will contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about each Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can receive free copies of reports and the SAI, or request other information and discuss your questions about the Funds by contacting a broker that sells the Funds, or contact the Funds at:

                              The Willamette Funds
                              P.O. Box 182301
                              Columbus, Ohio 43218-2301
                              Telephone: 1-877-945-3863


You can review the Funds' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. You can receive text-only copies:

o After paying a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090, or by email to publicinfo@sec.gov.

o Free on the EDGAR Database on the Securities and Exchange Commission's Website at http://www.sec.gov.


Investment Company Act file no. 811-10275.


WIL-0001 (7/31/2002)

                           Willamette Family of Funds

                                   VALUE FUND
                              SMALL CAP GROWTH FUND
                           GLOBAL HEALTH SCIENCES FUND
                                 TECHNOLOGY FUND

                            Investment Portfolios of

                              The Willamette Funds

                       Statement of Additional Information


                                  July 31, 2002

      This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Value Fund, Small Cap Growth Fund, Global Health Sciences Fund and Technology Fund ("Funds"), dated July 31, 2002 ("Prospectus"). Each Fund is a separate investment portfolio of The Willamette Funds (the "Trust"), an open-end management investment company. The Trust is a Delaware business trust, organized on January 17, 2001. This SAI is incorporated in its entirety into the Prospectus. The financial statements included in the Trust's annual report for the period ended March 31, 2002 are incorporated by reference into this SAI. Copies of the Prospectus may be obtained at no charge by writing the Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (877) 945-3863.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

THE WILLAMETTE FUNDS......................................................     1
INVESTMENT OBJECTIVE AND POLICIES.........................................     1
       Additional Information on Portfolio Instruments....................     1
       Investment Restrictions............................................    21
       Portfolio Turnover.................................................    22
NET ASSET VALUE...........................................................    22
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................    23
       Matters Affecting Redemption.......................................    23
MANAGEMENT OF THE TRUST...................................................    24
       Trustees and Officers..............................................    24
       Investment Adviser and Sub-Advisers................................    28
       Code of Ethics.....................................................    30
       Portfolio Transactions.............................................    30
       Administrator......................................................    31
       Distributor........................................................    33
       Custodian..........................................................    35
       Transfer Agency and Fund Accounting Services.......................    35
       Independent Auditors...............................................    35
       Legal Counsel......................................................    36
ADDITIONAL INFORMATION....................................................    36
       Description of Shares..............................................    36
       Vote of a Majority of the Outstanding Shares.......................    36
       Additional Tax Information.........................................    35
       Yields and Total Returns...........................................    41
       Performance Comparisons............................................    43
       Miscellaneous......................................................    43
APPENDIX..................................................................   A-1

                       STATEMENT OF ADDITIONAL INFORMATION

                              THE WILLAMETTE FUNDS


      The Willamette Funds (the "Trust"), a Delaware business trust, is an open-end management investment company which issues its Shares in separate series. Each series of Shares relates to a separate portfolio of assets. This SAI contains information about each series of the Trust: Value Fund, Small Cap Growth Fund, Global Health Sciences Fund and Technology Fund (collectively, the "Funds").


      Each of the Funds is the successor to a fund with the same name, investment objective and polices that was a series of another registered investment company, The Coventry Group. On March 16, 2001, the shareholders of each of the predecessor funds approved their reorganization into the corresponding Fund, effective April 1, 2001. Unless otherwise noted, all historical fees and expenses set forth herein relating to a Fund relate to those paid by the predecessor fund.


      Willamette Asset Managers, Inc. ("Adviser") serves as investment adviser to each of the Funds. The Bank of New York ("BONY") manages the assets of Value Fund and Small Cap Growth Fund. U.S. Bancorp Asset Management, Inc. ("USBAM") manages the assets of Technology Fund. Credit Suisse Asset Management, LLC ("CSAM") manages the assets of Health Sciences Fund (BONY, USBAM and CSAM are each a "Sub-Adviser"). Much of the information contained in this SAI expands upon subjects discussed in the Prospectus of the Funds. Capitalized terms not defined herein are defined in the Prospectus. No investment in Shares of the Funds should be made without first reading the Prospectus.


                        INVESTMENT OBJECTIVE AND POLICIES

Additional Information on Portfolio Instruments

      The following policies supplement the investment objective and policies of the Funds as set forth in the Prospectus.

      Common Stocks. The Funds may invest in common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. The Funds may also invest in warrants and rights related to common stocks.

      Convertible Securities. The Funds may invest in convertible securities, including debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

      The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are generally subordinate to the claims of other creditors, and senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinate to the claims of all creditors and are senior to the claims of common stockholders. As a result of their ranking in a company's capitalization, convertible securities that are rated by nationally recognized statistical rating organizations are generally rated below other obligations of the company and many convertible securities are not rated. The Fund does not have any rating criteria applicable to its investments in any securities, convertible or otherwise.

      Preferred Stock. The Funds may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

      Warrants. The Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

      Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

      United States Government Obligations. The Funds may invest in obligations issued or guaranteed by the United States Government, or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the "full faith and credit" of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

      Foreign Government Obligations. The Funds may invest in short-term Obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or in another currency. See "Foreign Investment Risk."

      Bank Obligations. Each Fund may invest in bank obligations such as bankers' acceptances, certificates of deposit, and time deposits.

      Small Cap Growth Fund will invest in obligations only of banks with more than $2 billion in total assets that are (i) organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size ("Euros") and (iii) United States branches of foreign banks of equivalent size ("Yankees"). Small Cap Growth Fund will not invest in obligations for which the Sub-Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. Small Cap Growth Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

      Value Fund and Technology Fund may invest only in Bank Instruments that are either issued by an institution having capital, surplus and undivided profits over $100 million, or insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"). Health Sciences Fund may invest only in bank obligations that are of high quality. In addition to domestic instruments such as bankers' acceptances and certificate of deposit, Bank Instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs").

      Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by Value Fund will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

      Commercial Paper. Commercial paper consists of unsecured promissory notes, including Master Notes, issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Master Notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

      For Small Cap Growth Fund and Technology Fund, Master Notes are governed by agreements between the issuer and the respective Sub-Adviser acting as agent, for no additional fee, in its capacity as Sub-Adviser to a Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by a Sub-Adviser or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. A Sub-Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Sub-Adviser. Master Notes typically are not rated by credit rating agencies.


      Value Fund may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by a nationally recognized statistical rating organization (an "NRSRO"). Value Fund may also invest in commercial paper that is not rated but is determined by the Adviser, under guidelines established by the Trust's Board of Trustees, to be of comparable quality. Small Cap Growth Fund has not established minimum rating requirements for the Fund's investments. Technology Fund may purchase commercial paper rated at the time of purchase within the two highest rating categories by an NRSRO, or deemed by USBAM to be of comparable quality. Health Sciences Fund may purchase commercial paper rated no lower than A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the highest three rating categories.


      Other Fixed Income Securities. Other fixed income securities in which Health Sciences Fund and Technology Fund may invest include nonconvertible preferred stocks and nonconvertible corporate debt securities. For Technology Fund, investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to securities which are rated at the time of purchase not less than BBB by S&P or Baa by Moody's (or equivalent short-term ratings), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Sub-Adviser. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default that obligations rated in the higher investment grade categories.


      Technology Fund may invest in short-term investments (including repurchase agreements "collateralized fully," as provided in Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"); interest-bearing or discounted commercial paper, including dollar denominated commercial paper of foreign issuers; and any other taxable and tax-exempt money market instruments, including variable rate demand notes, that are "Eligible Securities" as defined in Rule 2a-7), on a joint basis with other funds advised by USBAM to the extent permitted by an exemptive order issued by the Securities and Exchange Commission ("Commission").

      Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The Adviser or Sub-Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

      Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. For Health Sciences Fund and Technology Fund, these notes must satisfy the same quality standards as commercial paper investments. Small Cap Growth Fund has no minimum rating requirements. Unrated variable and floating rate notes purchased by Value Fund will be determined by the Adviser under guidelines approved by the Trust's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, a Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.


      Foreign Investments. The Funds may invest in certain obligations or securities of foreign issuers. Certain of these investments may be in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), other similar depositary receipts, Yankee Obligations, and U.S. dollar-denominated securities issued by foreign branches of U.S. and foreign banks. Small Cap Growth Fund has a limit of up to 15% of its foreign investments in securities that are not listed on a securities exchange or, in the case of debt securities, that are not United States dollar-denominated. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions. Small Cap Growth Fund will not invest in foreign commercial paper that is subject to foreign withholding tax at the time of purchase.


      Additional risks include less publicly available information, less government supervision and regulation of foreign securities exchanges, brokers and issuers, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and that therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Certain of these investments may subject the Funds to currency fluctuation risks.

      Depositary Receipts. A Fund's investments may include securities of foreign issuers in the form of sponsored or unsponsored ADRs, GDRs and EDRs. ADRs are depositary receipts typically issued by a United State bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

      Euro Conversion. The introduction of a single European currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union has created certain uncertainties and the transition period relating to adoption of the euro is not scheduled to end until July 1, 2002. These uncertainties include: (i) how the payment and operational systems of banks and other financial institutions will function; (ii) the need to create suitable clearing and settlement systems for the euro; (iii) how the euro will fluctuate against other currencies; and (iv) whether the interest rate, tax and labor systems of the participating countries will converge over time. Additionally, changes in participants or in membership in the European Monetary Union, such as admission of new members from Eastern Europe, could affect the euro adversely. These and other factors could cause market disruptions and affect adversely the value of foreign securities and currencies held by a Fund.

      Emerging Markets. Each Fund may invest in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

      Brady Bonds. Health Sciences Fund may invest in "Brady Bonds," which are issued by certain Latin American countries in connection with restructurings of their debt. The Brady Bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Brady Bonds do not have a long payment history and, due to the loan default record for Latin American public and private entities, may be considered speculative investments. They may be collateralized or uncollateralized and are issued in various currencies. They are actively traded in the over-the-counter secondary market for debt of Latin American issuers.

      When-Issued and Delayed Delivery Securities. Small Cap Growth Fund, Health Sciences Fund and Technology Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to a Fund until settlement. The Funds will maintain with the custodian a separate account with a segregated portfolio of liquid assets consisting of cash, U.S. Government securities or other liquid high-grade debt securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, a Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. It is the current policy of the Funds not to enter into when- issued commitments exceeding in the aggregate 25% of the market value of a Fund's total assets, less liabilities other than the obligations created by these commitments.

      Lower Rated or Unrated Securities. Securities rated Baa by Moody's or BBB by S&P, or deemed of comparable quality by the Sub-Adviser, may have speculative characteristics. Securities rated below investment grade, i.e., below Baa or BBB, or deemed of comparable quality by the Sub-Adviser, have higher yields but also involve greater risks than higher rated securities. Small Cap Growth Fund and Health Sciences Fund have no minimum quality requirements for their debt obligations, although Health Sciences Fund's investments in debt securities including debt securities rated below investment grade are limited to 20% of its assets. Under guidelines used by rating agencies, securities rated below investment grade, or deemed of comparable quality, have large uncertainties or major risk exposures in the event of adverse conditions, which features outweigh any quality and protective characteristics. Securities with the lowest ratings are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of such securities held by the Fund with a commensurate effect on the value of its shares.

      The secondary market for lower rated securities is not as liquid as that for higher rated securities. This market is concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and investment companies. In addition, the trading market for lower rated securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund's ability to dispose of these securities and may limit its ability to obtain accurate market quotations for purposes of determining the value of its assets. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Fund's Trustees to value its portfolio, requiring them to rely more on judgment. Less liquid secondary markets may also affect the Fund's ability to sell securities at their fair value. In addition, the Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of the Fund's assets invested in illiquid securities may increase.

      In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. Price volatility in these securities will be reflected in the Fund's share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

      A description of the quality ratings of prominent NSRSOs is contained in Appendix A.

      Zero Coupon Securities. Health Sciences Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Each Fund anticipates that it will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.


      Hedging. Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. The Funds are permitted to enter into these transactions solely: (a) to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased or (b) to close out or offset existing positions.

      Hedging activity in a Fund may include selling futures contracts on stock indexes, options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges or through private transactions directly with a broker-dealer. A Fund may also hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. A Fund may hedge against fluctations in currency exchange rates, in connection with its investments in foreign securities, by purchasing foreign forward currency exchange contracts. All hedging transactions must be appropriate for reduction of risk; they cannot be for speculation.

      Under regulations promulgated under the Commodity Exchange Act, an investment company registered under the 1940 Act is exempt from the definition of "commodity pool operator", and, therefore, is not subject to regulation under the Commodity Exchange Act, provided that the entity agrees to restrict its investments in commodity futures and commodity options contracts to: (i) bona fide hedging transactions within the meaning of the Commodity Futures Trading
Commission's regulations, without any limitation on quantity, and (ii) other futures and options transactions in which the aggregate initial margin and premiums do not exceed 5% of the liquidation value of the entity's portfolio after taking into account unrealized profits and unrealized losses on any such contracts. The Fund will use commodity futures and commodity options contracts only in a manner consistent with these requirements.

      Forward Foreign Currency Exchange Contracts. A Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward contract may be used by a Fund only to hedge against possible variations in exchange rates of currencies in countries in which it may invest. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

      Futures Contracts. Each Fund may invest in futures contracts and options thereon (stock index futures contracts, interest rate futures contracts or currency futures contracts or options) to hedge or manage risks associated with the Fund's securities investments. To enter into a futures contract, an amount of cash and cash equivalents, equal to the market value of the futures contract, is segregated with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to hedge or manage risks effectively.


      Successful use of futures by a Fund is also subject to the Adviser's or Sub-Adviser's ability to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser or Sub-Adviser may still not result in a successful hedging transaction over a short time frame.

      The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      The purchase and sale of futures contracts or related options will not be a primary investment technique of the Funds. A Fund will not purchase or sell futures contracts (or related options thereon) if, immediately after the transaction, the aggregate initial margin deposits and premiums paid by the Fund on its open futures and options positions that do not constitute bona fide hedging transactions, as defined by applicable rules, exceed 5% of the liquidation value of the Fund after taking into account any unrealized profits and unrealized losses on any such futures or related options contracts into which it has entered.

      Interest Rate Futures. A Fund may purchase an interest rate futures contract as a hedge against changes in interest rates. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Thus, if a Fund holds long-term debt obligations and the Sub-Adviser anticipates a rise in long-term interest rates, the Fund could, instead of selling its debt obligations, enter into an interest rate futures contract for the sale of similar long-term securities. If interest rates rise, the value of the futures contract would also rise, helping to offset the price decline of the obligations held by the Fund. A Fund might also purchase futures contracts as a proxy for underlying securities that it cannot presently buy.

      Stock Index Futures. A Fund may purchase and sell stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in its portfolio or that it intends to purchase or when such purchase or sale is economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. When the contract is executed, each party deposits with a broker, or in a segregated custodial account, a specified percentage of the contract amount, called the initial margin, and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the broker or segregated account. In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer's position in a stock index futures margin account; if exercised on the last trading day, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the expiration date is delivered.


      A Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. This provides an alternative to liquidation of securities positions. Conversely, during a market advance or when the investment adviser anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing stock index futures, or options on these futures. This affords a hedge against a Fund not participating in a market advance when it is not fully invested and serves as a temporary substitute for the purchase of individual securities which may later be purchased in a more advantageous manner. When a Fund purchases stock index futures contracts, it will segregate, and mark-to-market daily, an amount of liquid assets consisting of cash, U.S. Government securities, or other liquid securities equal to the market value of the futures contracts with its custodian. Alternatively, a Fund may cover such positions by purchasing offsetting positions, or by using a combination of offsetting positions and cash or liquid securities.


      A Fund's successful use of stock index futures contracts depends upon the Adviser's or Sub-Adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of a Fund's portfolio diverges from the composition of the relevant index. In addition, if a Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, there may be a loss on the futures contracts. In addition, the ability of a Fund to close out a futures position or an option on futures depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option on a futures contract at any particular time. The risk of loss to a Fund is theoretically unlimited when the Fund sells an uncovered futures contract because there is an obligation to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security. A Fund's ability to engage in hedging activities may be limited by certain federal income tax considerations.

      Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contract are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, the Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange.

      Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

      A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund's gain would be offset in part by the premium paid for the option. Similarly, if a Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund would acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

      Options on Securities. A Fund may purchase put options only on equity securities held in its portfolio and write call options and put options on stocks only if they are covered, as described below, and such call options must remain covered so long as the Fund is obligated as a writer. Option transactions can be executed either on a national exchange or through a private transaction with a broker-dealer (an "over-the-counter" transaction). Each Fund may write
(sell) "covered" call options and purchase options to close out options previously written by it.

      A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation.

      The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the Adviser or Sub-Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the particular Fund.


      A Fund may only write call options that are "covered", meaning that it either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration (or for additional cash consideration segregated with its custodian), upon conversion or exchange of other securities currently held in its portfolio. In addition, a Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If a Fund writes a call option, the purchaser of the option has the right to buy (and a Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the "premium". A Fund's obligation to deliver the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a "closing purchase transaction" through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. A Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. A Fund will normally not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering all call options would exceed 15% of the market value of its net assets.

      Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of the Funds' Custodian.

      The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Adviser or Sub-Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

      Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

      Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

      A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

      In order to write a call option, a Fund is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. A Fund may not purchase call options on individual stocks except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing transaction may be greater than the premium received by a Fund for writing the option.

      A Fund may also purchase put options so long as they are listed on an exchange. If a Fund purchases a put option, it has the option to sell the subject security at a specified price at any time during the term of the option.

      Purchasing put options may be used as a portfolio investment strategy when the Adviser or Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock that the Adviser or Sub-Adviser feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If, during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.


      A Fund may write put options on a fully covered basis on a stock the Fund intends to purchase. If a Fund writes a put option, the purchaser of the option has the right to sell (and the Fund has the obligation to buy) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the "premium". A Fund's obligation to purchase the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a "closing purchase transaction" through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. In all cases where a put option is written, a Fund will segregate with its custodian, or pledge to a broker as collateral any combination of "qualified securities" (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the exercise price of the put option multiplied by the number of options contracts written times the option multiplier.


      A Fund may purchase a call option in a stock it intends to purchase at some point in the future. The purchase of a call option is viewed as an alternative to the purchase of the actual stock. The number of option contracts purchased multiplied by the exercise price times the option multiplier will not be any greater than the number of shares that would have been purchased had the underlying security been purchased. If a Fund purchases a call option, it has the right but not the obligation to purchase (and the seller has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid by a Fund to the seller of the call option is known as the "premium". If during the period of the option the market price of the underlying security remains at or below the exercise price, a Fund will be able to purchase the security at the lower market price. The profit or loss a Fund may realize on the eventual sale of a security purchased by means of the exercise of a call option will be reduced by the premium paid for the call option.


      Stock Index Options. Except as described below, a Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, it will segregate with its custodian, or pledge to a broker as collateral for the option, any combination of "qualified securities" (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

      If a Fund has written an option on an industry or market segment index, it will segregate with its custodian, or pledge to a broker as collateral for the option, one or more "qualified securities", all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

      If at the close of business on any business day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, a Fund will so segregate or pledge an amount in cash, Treasury bills or other liquid securities equal in value to the difference. In addition, when a Fund writes a call on an index that is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral cash, U.S. Government or other liquid securities equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to a Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained in cash, short-term U.S. Government securities, or other liquid securities in a segregated account with its custodian, it will not be subject to the requirements described in this paragraph.


      Risks of Transactions in Stock Options. Purchase and sales of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or if the transaction was an over-the-counter transaction, through the original broker-dealer. Although the Fund will generally buy and sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call or put option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers or purchases the underlying security upon exercise.

      Risks of Options on Indexes. A Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Stock Options". In addition, the distinctive characteristic of options on indexes creates certain risks that are not present with stock options.

      Since the value of an index option depends upon the movements in the level of the index, rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on indexes would be subject to the Adviser's or Sub-Adviser's ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires skills and techniques different than predicting changes in the price of individual stocks.

      Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to exercise an option that it was holding, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the index, for example, the S&P 100 or S&P 500 index option.

      Trading in index options commenced in April 1993 with the S&P 100 option (formerly called the CBOE 100). Since that time, a number of additional index option contracts have been introduced, including options on industry indexes. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. Fund will not purchase or sell index option contracts unless and until, in the Adviser's or Sub-Adviser's opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stock.

      REIT Securities. Health Sciences Fund may invest in securities of real estate investment trusts ("REITs"). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

      REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

      Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values, and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

      Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

      Structured Securities. Health Sciences Fund may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

      Mortgage-Backed Securities. Health Sciences Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

      Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield.

      The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

      Asset-Backed Securities. Health Sciences Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

      Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

      Structured Notes, Bonds and Debentures. Health Sciences Fund may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

      Assignments and Participations. Health Sciences Fund may invest in assignments of and participations in loans issued by banks and other financial institutions.

      When the Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

      Participations in loans will typically result in the Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, the Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

      The Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular assignments or participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

      The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by CSAM to be creditworthy.

      When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

      There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Participations or Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

      Restricted and Illiquid Securities. A Fund may acquire, in privately negotiated transactions, securities that cannot be offered for public sale in the United States without first being registered under the Securities Act of 1933 ("Securities Act"). Restricted securities are subject to restrictions on resale under federal securities law. Because of these restrictions, a Fund may not be able to readily resell these securities at a price equal to what it might obtain for similar securities with a more liquid market. A Fund's valuation of these securities will reflect relevant liquidity considerations. Under criteria established by the Funds' Trustees, certain restricted securities sold pursuant to Rule 144A under the Securities Act may be determined to be liquid. To the extent that restricted securities are not determined to be liquid, each Fund will limit its purchase, together with other illiquid securities including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice, to no more than 15% of its net assets.

      Restricted securities in which a Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Adviser believes that
Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees of the Funds are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Adviser, as liquid and not subject to the investment limitations applicable to illiquid securities.

      Securities of Other Investment Companies. The Funds may invest in securities issued by other investment companies. Each Fund intends to limit its investments in accordance with applicable law. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by a Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same investment adviser. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.


      Investment companies in which Technology Fund may invest include money market funds advised by USBAM, subject to certain restrictions contained in an exemptive order issued by the Commission.

      Repurchase Agreements. Securities held by a Fund may be subject to repurchase agreements. These transactions permit a Fund to earn income for periods as short as overnight. The Fund could receive less than the repurchase price on any sale of such securities. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers and other financial institutions which the Adviser or Sub-Adviser deems creditworthy under guidelines approved by the Trust's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of the Funds' securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.


      Reverse Repurchase Agreements. Small Cap Growth Fund and Health Sciences Fund are each permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Funds will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. No Fund may enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will segregate assets consisting of cash or liquid securities in an amount at least equal to its repurchase obligations under its reverse repurchase agreements.


      Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities.

      Loans of Portfolio Securities. Each Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government securities or other liquid debt securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day's notice (as used herein, "Business Day" shall denote any day on which the New York Stock Exchange and the custodian are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Funds may pay reasonable finders' and custodial fees, including fees to a Sub-Adviser or its affiliate, in connection with loans. In addition, the Funds will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds will not lend their securities to any director, officer, employee, or affiliate of the Adviser, a Sub-Adviser, the Administrator or the Distributor, unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.

      Short Sales Against The Box. Health Sciences Fund may engage in short sales against the box. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian. No more than 10% of the Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

      The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

      If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

      Short Sales (excluding Short Sales "Against the Box"). The Health Sciences Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of the Fund's assets.

      To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

      The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

Additional Information About the Funds

      There can be no assurance that a Fund will grow to an economically viable size, in which case Fund management may determine to liquidate the Fund at a time that may not be opportune for shareholders.

Additional Information About Health Sciences Fund


      The Fund's investment objective is long-term growth of capital. The Fund is a non-diversified management investment company. The Fund, under normal market conditions, will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity and debt securities of U.S. and foreign health sciences companies. Equity securities are common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common stocks. Health sciences companies are companies that are principally engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences (collectively termed "health sciences"). A company is considered to be "principally engaged" in health sciences when at least 50% of its assets are committed to, or at least 50% of its revenues or operating profits are derived from, the activities described in the previous sentence. A company will also be considered "principally engaged" in health sciences if, in the judgment of the Sub-Adviser, the company has the potential for capital appreciation primarily as a result of particular products, technology, patents or other market advantages in a health sciences business and (a) the company holds itself out to the public as being primarily engaged in a health sciences business, and (b) a substantial percentage of the company's expenses are related to a health sciences business and these expenses exceed revenues from non-health sciences businesses.


      Because the Fund will focus its investments in securities of companies that are principally engaged in the health sciences, the value of its shares will be especially affected by factors relating to the health sciences, resulting in greater volatility in share price than may be the case with funds that invest in a wider range of industries.

      Companies engaged in biotechnology, drugs and medical devices are affected by, among other things, limited patent duration, intense competition, obsolescence brought about by rapid technological change and regulatory requirements. In addition, many health sciences companies are smaller and less seasoned, suffer from inexperienced management, offer limited product lines (or may not yet offer products), and may have persistent losses or erratic revenue patterns. Securities of these smaller companies may have more limited marketability and, thus, may be more volatile. Because small companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. There is also typically less publicly available information concerning smaller companies than for larger, more established ones.

      Other health sciences companies, including pharmaceutical companies, companies undertaking research and development, and operators of health care facilities and their suppliers are subject to government regulation, product or service approval and, with respect to medical devices, the receipt of necessary reimbursement codes, which could have a significant effect on the price and availability of such products and services, and may adversely affect the revenues of these companies. These companies are also susceptible to product liability claims and competition from manufacturers and distributors of generic products. Companies engaged in the ownership or management of health care facilities receive a substantial portion of their revenues from federal and state governments through Medicare and Medicaid payments. These sources of revenue are subject to extensive regulation and government appropriations to fund these expenditures are under intense scrutiny. Numerous federal and state legislative initiatives are being considered that seek to control health care costs and, consequently, could affect the profitability and stock prices of companies engaged in the health sciences.

      Health sciences companies are generally subject to greater governmental regulation than other industries at both the state and federal levels. Changes in governmental policies may have a material effect on the demand for or costs of certain products and services. A health sciences company must receive government approval before introducing new drugs and medical devices or procedures. This process may delay the introduction of these products and services to the marketplace, resulting in increased development costs, delayed cost-recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company's revenues and profitability. Expansion of facilities by health care providers is subject to "determinations of need" by the appropriate government authorities. This process not only increases the time and cost involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of health care facilities operators, and negatively affecting the price of their securities.

      Certain health sciences companies depend on the exclusive rights or patents for the products they develop and distribute. Patents have a limited duration and, upon expiration, other companies may market substantially similar "generic" products which have cost less to develop and may cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer.

      Because the products and services of health sciences companies affect the health and well-being of many individuals, these companies are especially susceptible to product liability lawsuits. The share price of a health sciences company can drop dramatically not only as a reaction to an adverse judicial ruling, but also from the adverse publicity accompanying threatened litigation.

Investment Restrictions

      The   following   policies   are   fundamental   investment   restrictions
("Fundamental Restrictions") of each Fund and may not be changed without approval by vote of a majority of the outstanding shares of the Fund. For this purpose, such a majority vote means the lesser of (1) 67% or more of the voting securities present at an annual or special meeting of Shareholders, if holders of more than 50% of the outstanding voting securities of a Fund are present of represented by proxy or (2) more than 50% of the outstanding voting securities of the Fund.

      Value Fund and Small Cap Growth Fund have each elected to qualify as a diversified series of the Trust. Health Sciences Fund and Technology Fund have each elected to be non-diversified series of the Trust. Both Health Sciences Fund and Technology Fund intend, however, to conduct their operations so as to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended. Additionally, none of the Funds may:


      (1) borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      (2)   issue senior securities, except as permitted under the 1940 Act, and
            as   interpreted   or  modified  by  regulatory   authority   having
            jurisdiction, from time to time;

      (3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, provided that Health Sciences Fund will concentrate its investments in health sciences-related industries and Technology Fund will concentrate its investments in technology-related industries.


      (4) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

      (5) purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

      (6) purchase physical commodities or contracts relating to physical commodities; or

      (7) make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund's investment objective and policies may be deemed to be loans.


      The Funds listed below have non-fundamental investment policies obligating such a Fund to commit, under normal market conditions, at least 80% of its assets in the type of investment suggested by the Fund's name. For purposes of such an investment policy, "assets" includes the Fund's net assets, as well as any amounts borrowed for investment purposes. The Trust's Board of Trustees has adopted a policy to provide investors with at least 60 days' notice prior to any change in such an investment policy. Any notice required to be delivered to shareholders of such Funds for the purpose of announcing an intended change in the non-fundamental policy listed below will be provided in plain English in a separate written document. Each such notice will contain, in bold-face type and placed prominently in the document, the following statement: "Important Notice Regarding Change in Investment Policy." This statement will also appear on the envelope in which such notice is delivered.

      o Small Cap Growth Fund, under normal market conditions, will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small domestic and foreign issuers.

      o Technology Fund, under normal market conditions, will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of companies that USBAM, the Fund's Sub-Adviser, believes either have, or will develop, products, processes or services that will provide or will benefit significantly from technological innovations, advances and improvements.

      o Health Sciences Fund, under normal market conditions, will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity and debt securities of U.S. and foreign health sciences companies.


Portfolio Turnover

      The portfolio turnover rate for each Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.


      The Technology Fund experienced significant portfolio turnover for the fiscal years ended March 31, 2002 and March 31, 2001 due to USBAM's efforts to respond to the volatile nature of the markets and, particularly, the volatile nature of technology-related industries.


                                 NET ASSET VALUE

      The net asset value of Shares of each Fund is determined and the Shares are priced as of the Valuation Time on each Business Day of the Company. A "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and any other day except days on which there are not sufficient changes in the value of a Fund's portfolio securities that the Fund's net asset value might be materially affected and days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If portfolio investments of a Fund are traded in markets on days that are not Business Days of the Fund, the Fund's net asset value may vary on days when investors cannot purchase, redeem or exchange Shares.

      Portfolio equity securities for which market quotations are readily available are valued based upon their last sales prices in their principal market. Lacking any sales, these securities are valued at the most recent bid price. Debt securities with remaining maturities of 60 days or less will be valued at their amortized cost. Other debt securities are generally valued by pricing agents based on valuations supplied by broker-dealers or calculated by electronic methods. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in the best judgment of the Adviser or Sub-Adviser under the supervision of the Trust's Board of Trustees.

      Among the factors that will be considered, if they apply, in valuing portfolio securities held by a Fund are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair value. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

      As noted, the Trust may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. The methods used by the pricing service and the valuations so established will be reviewed by the Adviser or Sub-Adviser under the general supervision of the Trust's Board of Trustees. Several pricing services are available, one or more of which may be used by the Adviser or Sub-Adviser from time to time.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Matters Affecting Redemption

      Fund Shares are sold on a continuous basis by BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor" or "BISYS"), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders.

      The Trust may suspend the right of redemption or postpone the date of payment for Shares with respect to a Fund during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension for the protection of security holders of the Trust or a Fund, or (d) the Commission has determined that an emergency exists as a result of which (i) disposal by the Trust or a Fund of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Trust or a Fund to determine the fair value of its net assets.

      The Trust may redeem Shares of a Fund involuntarily if redemption appears appropriate in light of the Trust's responsibilities under the 1940 Act. See "SHAREHOLDER INFORMATION" in the Prospectus.

                             MANAGEMENT OF THE TRUST

Trustees and Officers


      Overall responsibility for management of the Trust rests with its Board of Trustees, which is elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations.

Trustees

---------------------------------------------------------------------------------------------------------------------
     Name, Address, and Age      Position(s)        Term of          Principal         Number of          Other
                                  Held with       Office and      Occupation(s)        Portfolios      Directorships
                                  the Trust        Length of       During Past 5        in Fund       Held by Trustee
                                                  Time Served          Years            Complex
                                                                                      Overseen by
                                                                                        Trustee
---------------------------------------------------------------------------------------------------------------------
Non-Interested Trustees
---------------------------------------------------------------------------------------------------------------------
Donald J. Clarke*                  Trustee        3/01 - present   Senior Vice              4              None
220 NW 2nd, Suite 950                                              President of WCB
Portland, OR 97209                                                 Properties (10/80
Age: 61                                                            to  present)
---------------------------------------------------------------------------------------------------------------------
Steven R. Emery                    Trustee        3/01 - present   President of             4              None
220 NW 2nd, Suite 950                                              Earth2o (6/99 to
Portland, OR 97209                                                 present);
Age: 38                                                            Vice President of
                                                                   Columbia
                                                                   Distributing
                                                                   (6/94 to 12/98)
---------------------------------------------------------------------------------------------------------------------
Stephen G. Mintos                  Trustee        6/02 - present   President of             4              None
3948 Townsfair Way                                                 Paros Partners,
Suite 205                                                          LLC (06/01 to
Columbus, Ohio 43219                                               present); Vice
Age: 48                                                            President of
                                                                   BISYS Fund
                                                                   Services (10/93
                                                                   to 04/01)
---------------------------------------------------------------------------------------------------------------------

* Mr. Clarke, a non-interested Trustee of the Trust, is the father-in-law of Mr. Phillips, an interested Trustee of the Trust and CEO of the Adviser.

---------------------------------------------------------------------------------------------------------------------
Interested Trustees
---------------------------------------------------------------------------------------------------------------------
Charles Mohr*                      Trustee        08/01 -         Retired;                 4              None
220 NW 2nd, Suite 950                             present         President of
Portland, OR 97209                                                BISYS Investment
Age: 54                                                           Services (07/98
                                                                  to 09/00); CEO of
                                                                  Systemic
                                                                  Financial
                                                                  Management (01/96
                                                                  to 07/98)
---------------------------------------------------------------------------------------------------------------------
Timothy C. Phillips**              Trustee        03/01 -         CEO of Phillips &        4              None
220 NW 2nd, Suite 950                             present         Co. Securities,
Portland, OR 97209                                                Inc. (02/92 to
Age: 35                                                           present); CEO of
                                                                  Willamette Asset
                                                                  Managers, Inc.
                                                                  (01/98 to present)
---------------------------------------------------------------------------------------------------------------------

* Mr. Mohr may be deemed to be an "interested person," as defined by the 1940 Act, because of his equity ownership in The BISYS Group, Inc., the parent of BISYS Fund Services Limited Partnership, the Funds' distributor.

** Mr. Phillips may be deemed to be an "interested person," as defined by the 1940 Act, because of his employment with the Adviser.

Executive Officers

---------------------------------------------------------------------------------------------------------------------
Name, Address, and Age         Position(s) Held with    Term of Office and Length         Principal Occupation(s)
                                       Trust                  of Time Served                During Past 5 Years
---------------------------------------------------------------------------------------------------------------------
Timothy C. Phillips              Chairman and Chief          3/01 - present               CEO of Phillips & Co.
220 NW 2nd, Suite 950            Executive Officer                                        Securities, Inc. (02/92 to
Portland, OR 97209                                                                        present); CEO of
Age: 35                                                                                   Willamette Asset Managers,
                                                                                          Inc. (01/98 to present)
---------------------------------------------------------------------------------------------------------------------
S. Christopher Clark             Secretary                   3/01 - present               President/Managing
220 NW 2nd, Suite 950                                                                     Director of Phillips
Portland, OR 97209                                                                        and Co. Securities, Inc.
Age: 35                                                                                   (08/93 to present);
                                                                                          Managing Director of
                                                                                          Willamette Asset
                                                                                          Managers, Inc. (01/98 to
                                                                                          present)
---------------------------------------------------------------------------------------------------------------------
James T. Smith                   Treasurer                   3/01 - present               COO of Phillips & Co.
220 NW 2nd, Suite 950                                                                     Securities, Inc. (09/94 to
Portland, OR 97209                                                                        present); CFO of
Age: 35                                                                                   Willamette Asset Managers,
                                                                                          Inc. (01/98 to present)
---------------------------------------------------------------------------------------------------------------------

Audit Committee

      The Board of Trustees has an Audit Committee, whose function is to oversee the Trust's accounting and financial reporting policies and practices and its internal controls, and to oversee the quality and objectivity of the Trust's financial statements and the audit thereof. The Audit Committee currently consists of Messrs. Clarke and Emery. The Audit Committee held one (1) meeting during the last year.

      Listed below for each Trustee is a dollar range of securities beneficially owned in the Funds, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of March 31, 2002.



--------------------------------------------------------------------------------------------------------------
Name of Trustee                   Dollar Range of Equity Securities in     Aggregate Dollar Range of Equity
                                               the Trust                    Securities in All Registered
                                                                          Investment Companies Overseen by
                                                                           Trustee in Family of Investment
                                                                                      Companies
--------------------------------------------------------------------------------------------------------------
Donald J. Clarke                                 None                                   None
--------------------------------------------------------------------------------------------------------------
Michael Dura*                                    None                                   None
--------------------------------------------------------------------------------------------------------------
Steven R. Emery                            $10,001 - $50,000                      $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------
Stephen G. Mintos*                               None                                   None
--------------------------------------------------------------------------------------------------------------
Charles Mohr                                     None                                   None
--------------------------------------------------------------------------------------------------------------
Timothy C. Phillips                       $50,000 - $100,000                     $50,000 - $100,000
--------------------------------------------------------------------------------------------------------------
James T. Smith*                            $10,001 - $50,000                      $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------

* Messrs. Dura and Smith no longer serve as Trustees. Mr. Mintos jointed the Board of Trustees subsequent to March 31, 3002.

      As of July 5, 2002, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any Fund.

      No non-interested Trustee (or an immediate family member thereof) has any share ownership in securities of the Adviser, Sub-Advisers, the principal underwriter of the Funds, and any entity controlling, controlled by or under common control with the Adviser, Sub-Advisers or principal underwriter of the Funds (not including registered investment companies) as of March 31, 2002.

      No non-interested Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Adviser, Sub-Advisers, the principal underwriter of the Funds, or any entity controlling, controlled by or under common control with the Adviser, Sub-Advisers or principal underwriter of the Funds (not including registered investment companies) during the two most recently completed calendar years.

      No non-interested Trustee, or an immediate family member thereof, during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

      o the Trust;

      o an officer of the Trust;

      o an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser, Sub-Advisers or principal underwriter of the Funds;

      o an  officer  of an  investment  company,  or a person  that  would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser, Sub-Advisers or principal underwriter of the Funds;

      o the Adviser, Sub-Advisers or the principal underwriter of the Funds,

      o an officer of the Adviser, Sub-Advisers or the principal underwriter of the Funds;

      o a person directly or indirectly controlling, controlled by, or under common control with the Adviser, Sub-Advisers or the principal underwriter of the Funds; or

      o an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser, Sub-Advisers or the principal underwriter of the Funds.


Trustee Compensation


      For the fiscal year ended March 31, 2002, the Trust paid the following compensation to the Trustees of the Trust:

----------------------------------------------------------------------------------------------------------------------
   Name of Person, Position          Aggregate           Pension or         Estimated Annual     Total Compensation
                                 Compensation From       Retirement          Benefits Upon       From Trust and Fund
                                       Trust*         Benefits Accrued         Retirement          Complex Paid to
                                                      as Part of Trust                                Directors
                                                         Expenses**
----------------------------------------------------------------------------------------------------------------------
Donald J. Clarke, Trustee              $4,500                $0                    $0                   $4,500
----------------------------------------------------------------------------------------------------------------------
Michael Dura, Trustee***               $3,500                $0                    $0                   $3,500
----------------------------------------------------------------------------------------------------------------------
Steven R. Emery, Trustee               $3,500                $0                    $0                   $3,500
----------------------------------------------------------------------------------------------------------------------
Stephen G. Mintos, Trustee***          $0                    $0                    $0                   $0
----------------------------------------------------------------------------------------------------------------------
Charles Mohr, Trustee                  $2,000                $0                    $0                   $2,000
----------------------------------------------------------------------------------------------------------------------
Timothy C. Phillips, Trustee,          $0                    $0                    $0                   $0
Chairman and President
----------------------------------------------------------------------------------------------------------------------
James T. Smith, Trustee and            $0                    $0                    $0                   $0
Treasurer***
----------------------------------------------------------------------------------------------------------------------

* The Trust pays each Trustee who is not an employee of the Advisor or its affiliates $2,500 for in-person attendance at each meeting of the Board of Trustees and $1,000 for telephonic attendance at each meeting of the Board of Trustees. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The Trustees are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.


** The Trust does not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

*** Messrs. Dura and Smith no longer serve as Trustees. Mr. Mintos joined the Board of Trustees subsequent to March 31, 2002.

Investment Adviser and Sub-Advisers


      Willamette Asset Managers, Inc., 15455 NW Greenbrier Pkwy, #210-39, Beaverton, Oregon, acts as investment adviser to the Funds pursuant to Investment Advisory Agreements dated April 1, 2001. Each Fund pays the Adviser fees for its services under these agreements. The fees, which are computed daily and paid monthly, are at the following annual rates for each Fund, calculated as a percentage of the particular Fund's average daily net assets: Value Fund, 1.00%; Small Cap Growth Fund, 1.20%; Health Sciences Fund, 1.20%; and Technology Fund, 1.20%. The Adviser may periodically waive all or a portion of its advisory fee to increase the net income of a Fund available for distribution as dividends or to limit a Fund's total operating expenses.


      For each of the Funds, the Adviser has retained a Sub-Adviser to provide portfolio management services. The Adviser pays the fees of each Sub-Adviser, at no additional cost to a Fund.


      As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser and Sub-Advisers prepare on a regular basis information regarding the performance of each of the Funds, each Fund's performance against peers and benchmarks, and analyses by the Adviser and Sub-Adviser of each of the Fund's performance. The Adviser and Sub-Advisers also periodically provide comparative information regarding each Fund's expense ratio and those of the peer group. In addition, in preparation for any meeting at which continuation of an Investment Advisory or Sub-Investment Advisory Agreement is to be considered, the Board of Trustees will request and review, with the assistance of its legal counsel, materials from the Adviser and Sub-Advisers regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser, the Sub-Advisers, and each of the Funds.

      The Board of Trustees approved Investment Advisory Agreements and Sub-Investment Advisory Agreements with respect to each Fund at the Trust's organizational meeting held on March 26, 2001. In determining whether it was appropriate to approve each of the Investment Advisory Agreements and Sub-Investment Advisory Agreements, the Board of Trustees requested information, provided by the Adviser and Sub-Advisers, that it believed to be reasonably necessary to reach its conclusion. The Board of Trustees carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

      Based on its review of the information requested and provided, the Board of Trustees determined that each of the Investment Advisory Agreements and Sub-Investment Advisory Agreements is consistent with the best interests of the Fund to which the agreement applies and the Fund's shareholders, and enables the Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. The Board of Trustees made these determinations on the basis of the following considerations, among others:

o The fairness and reasonableness of the investment advisory fees payable to the Adviser and Sub-Adviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement, with respect to each Fund, in light of the investment advisory services expected to be provided, the anticipated costs of these services, the comparability of the fees to the fees charged with respect to its predecessor mutual fund, and the anticipated profitability of the Adviser's and Sub-Adviser's relationship with the Fund;

o The nature, quality and extent of the investment advisory services expected to be provided by the Adviser and Sub-Advisers, with respect to each Fund, in light of the high quality services provided to the predecessor of the Fund, and the historic performance of predecessor mutual funds managed by the Adviser and Sub-Adviser and comparable funds or other accounts managed by the Sub-Adviser, including the success of the funds in achieving stated investment objectives;

o The Adviser's entrepreneurial commitment to the management of each Fund, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

o Each of the Adviser's and Sub-Adviser's representations regarding its staffing and capabilities to manage (or supervise the management of) each Fund, including the retention of personnel with significant relevant portfolio management experience; and

o     The  overall  high  quality  of  the  personnel,   operations,   financial
      condition, investment management capabilities, methodologies, and expected performance of the Adviser and each Sub-Adviser.

      In reaching its decision to approve the Investment Advisory Agreements and Sub-Investment Advisory Agreements, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees concluded that each Investment Advisory Agreement and Sub-Investment Advisory Agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders. Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees unanimously approved each Investment Advisory Agreement and Sub-Investment Advisory Agreement.


      Unless sooner terminated, each Advisory Agreement will continue in effect for and initial period of up to two years, and from year to year thereafter, if such continuance is approved at least annually by the Trust's board of Trustees or by vote of a majority of the outstanding Shares of the applicable Fund (as defined under "Investment Restrictions," above), and a majority of the Trustees who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Advisory Agreement by votes cast in person at a meeting called for such purpose. Each Advisory Agreement is terminable at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of the particular Fund, or by the Adviser. Each Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

      Each Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the applicable Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by thee Adviser of its duties and obligations thereunder.

      The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, provides portfolio management services, as Sub-Adviser, to Value Fund and Small Cap Growth Fund pursuant to Sub-Investment Advisory Agreements with the Trust and the Adviser, dated as of April 1, 2001. For its services to Value Fund, the Adviser pays BONY a fee, calculated daily and paid monthly, at an annual rate equal to the following amounts based on Value Fund's average daily net assets:
(a) for that portion of Value Fund's portfolio, generally about 50% of Value Fund's assets, that is invested in the ten highest dividend yielding stocks in the Dow Jones Industrial Average, the annual fee rate is equal to the following percentages of Value Fund's average daily net assets: 0.10% on assets up to $50,000,000; 0.07% on assets from $50,000,000 to $100,000,000; 0.05% on assets in excess of $100,000,000, with a minimum annual fee of $10,000 for this portion of Value Fund's portfolio; (b) for that portion of Value Fund's portfolio, generally about 50% of Value Fund's assets, that is actively managed, the annual fee rate is equal to 0.45%, with a minimum annual fee of $10,000 for this portion of Value Fund's portfolio. The Adviser pays BONY a fee computed daily and paid monthly at an annual rate calculated as a percentage of Small Cap Growth Fund's average daily net assets, of 0.45%.


      U.S. Bancorp Asset Management, Inc. ("USBAM"), 800 Nicollet Mall, Minneapolis, Minnesota 55402, serves as Sub-Adviser to Technology Fund pursuant to a Sub-Investment Advisory Agreement dated as of April 1, 2001. Pursuant to the Agreement, the Funds originally engaged U.S. Bank, through its First American Asset Management division ("FAAM"), a predecessor to USBAM. The
Advisory Agreement was subsequently transferred to USBAM. For its services to Technology Fund, the Adviser pays USBAM a fee computed daily and paid monthly at an annual rate of 0.50% calculated as a percentage of the Fund's average daily net assets.

      Credit Suisse Asset Management, LLC ("CSAM"), serves as the Sub-Adviser to the Global Health Sciences Fund pursuant to a Sub-Investment Advisory Agreement dated as of April 1, 2001, and is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. Operations are centered in the five key cities of New York, London, Zurich, Tokyo and Sydney with additional offices elsewhere in Europe, Latin America and Asia.

      CSAM's origins date back to the founding of Credit Suisse in 1856. The firm's current structure took shape with the 1997 consolidation of predecessor firms and asset management functions located in other parts of Credit

Suisse Group. Today, CSAM is among a handful of truly global asset managers, with a correspondingly broad scope of resources and competencies. As of March 31, 2002, CSAM manages approximately $302.6 billion for institutions and individuals worldwide. Clients include corporate pension and profit-sharing funds, public pension funds, union funds, insurers, endowments and other eleemosynary institutions, private individuals and open and closed-end country funds. For its services to the Health Sciences Fund, the adviser pays Credit Suisse a fee at an assessed rate, calculated as a percentage of Health Sciences Fund's average daily net assets, of 0.55%.


      Each Sub-Investment Advisory Agreement will continue in effect, unless sooner terminated, for two years from its effective date, and has provisions for continuation and termination similar to those of the Investment Advisory Agreements. Each Sub-Investment Advisory Agreement may also be terminated by the Adviser.

      For the fiscal years ended March 31, 2000, 2001, and 2002, the Adviser and Sub-Advisers were entitled to, and voluntarily waived, advisory fees in the following amounts for each of the Funds:


                                  ADVISORY FEES
                                    FYE 3/31

                                            2000                      2001                        2002
                                     Earned      Waived        Earned      Waived        Earned         Waived
                                    ---------------------------------------------------------------------------
Value Fund                          $174,029      $47,091    $142,167         -0-       $121,430           -0-
Small Cap Growth Fund(1)             259,469       23,161     425,701         -0-        377,267        62,878
Technology Fund(2)                    33,800        5,633     340,117         -0-        181,374        63,109
Health Sciences Fund(3)                  N/A          N/A     218,238      $6,355        283,117        47,186

(1)   The Fund commenced operations on April 5, 1999.

(2)   The Fund commenced operations on March 2, 2000.

(3)   The Fund commenced operations on June 19, 2000.

                                SUB-ADVISORY FEES
                                    FYE 3/31

                                            2000                      2001                        2002
                                     Earned      Waived        Earned      Waived        Earned         Waived
                                    ---------------------------------------------------------------------------
Value Fund (1)                           N/A      N/A       $ 31,757       -0-          $ 33,393        -0-
Small Cap Growth Fund(2)            $106,339      -0-        198,386       -0-           141,475        -0-
Technology Fund(3)                    11,736      -0-        162,425       -0-            65,269        -0-
Health Sciences Fund(4)                  N/A      N/A         97,964       -0-           117,965        -0-

(1)   BONY commenced its services as Sub-Adviser as of June 5, 2000

(2) BONY commenced its services upon commencement of operations of the Fund, April 5, 1999.

(3) USBAM commenced its services upon commencement of operations of the Fund, March 2, 2000.

(4) CSAM commenced its services upon commencement of operations of the Fund, June 19, 2000.


Code of Ethics

      The Willamette Funds, the Adviser, each Sub-Adviser and the Distributor have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act, applicable to securities trading activities of its personnel. Each Code permits covered personnel to trade in securities in which a Fund may invest, subject to certain restrictions and reporting requirements.

Portfolio Transactions

      Pursuant to the Advisory Agreements and the Sub-Investment Advisory Agreements, the Adviser and each Sub-Adviser determine, subject to the general supervision of the Board of Trustees of the Trust and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Funds, and which brokers are to be eligible to execute the Funds' portfolio transactions. Certain purchases and sales of portfolio securities with respect to the Funds are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Adviser and Sub-Advisers, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

      Investment decisions for the Funds are made independently from those for other accounts managed by the Adviser and the Sub-Advisers. Any such account may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another account, the transaction will be averaged as to price, and available investments will be allocated as to amount in a manner which the Adviser or a Sub-Adviser believes to be equitable to the applicable Fund and such other account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser or a Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other accounts in order to obtain best execution.


      For the fiscal years ended March 31, 2000, 2001 and 2002, each Fund paid brokerage commissions in the following amounts:

                              BROKERAGE COMMISSIONS
                                    FYE 3/31

                                              2000           2001          2002
                                              ----           ----          ----
Value Fund(1)                                $34,586       $17,190      $  7,229
Small Cap Growth Fund(2)                       3,436        17,642        36,088
Technology Fund(2)                             1,996        29,009       108,467
Health Sciences Fund(2)(3)                       N/A        28,142        38,077

(1) The brokerage commissions paid by the Fund decreased during the fiscal year ended March 31, 2002 as compared to the fiscal year ended March 31, 2001 due to decreased portfolio turnover in response to market conditions.

(2) The brokerage commissions paid by the Fund increased during the fiscal year ended March 31, 2002 as compared to the fiscal year ended March 31, 2001 increased trading as a result of market volatility and fluctuating asset size of the Fund.

(3)   Health Sciences Fund had not commenced operations as of March 31, 2000.

      The Funds are authorized to execute portfolio transactions through, and to pay commissions to, Phillips & Company Securities, Inc. ("Phillips"), a broker-dealer affiliated with the Adviser, and broker-dealer affiliates of the Sub-Advisers, and to purchase securities in underwritings in which these broker-dealers are members of the underwriting syndicate (collectively, "Affiliated Brokers"). A Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Adviser, a Sub-Adviser, the Distributor or their affiliates.

      The following table lists the amount of brokerage commissions paid to Affiliated Brokers:

--------------------------------------------------------------------------------
                                                      COMMISSIONS (FYE 3/31)
--------------------------------------------------------------------------------
     FUND                     BROKER               2000        2001        2002
--------------------------------------------------------------------------------
Global Health Sciences Fund   Credit Suisse
                                First Boston       $  0        $  0        $945
--------------------------------------------------------------------------------


      During the year ended March 31, 2002, commissions paid by Global Health Sciences Fund to Credit Suisse First Boston represented 2.48% of total commissions paid by the Fund or 2.49% of the aggregate dollar amount of transactions involving the payment of commissions.

Administrator

      BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as administrator ("Administrator") to the Funds pursuant to an Administration Agreement dated April 1, 2001 (the "Administration Agreement"). The Administrator assists in supervising all operations of the Funds (other than those performed by the Adviser and Sub-Advisers under the Advisory Agreements and Sub-Investment Advisory Agreements, the Custodian under the Custodian Agreement, BISYS Fund Services Ohio, Inc. under the Funding Accounting Agreement, and BISYS Fund Services, Inc. under the Transfer Agency Agreement). The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.

      Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file all of the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' Custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Trust's counsel; assist to the extent requested by the Funds with the Funds' preparation of their Annual and Semi-Annual Reports to Shareholders and their Registration Statement; compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; and generally assist in all aspects of the Funds' operations other than those performed by the Adviser, under the Advisory Agreements, by the Sub-Advisers under the Sub-Investment Advisory Agreements, by the Custodian under the Custodian Agreement or by BISYS Fund Services, Inc. under the Transfer Agency Agreement or BISYS Fund Services Ohio, Inc. under the Fund Accounting Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

      The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, (1) twenty one-hundredths of one percent (0.20%) of the Funds' average daily net assets or (2) such other fee as may be agreed upon in writing by the Trust and the Administrator. The Administrator may periodically waive all or a portion of its fee with respect to each Fund in order to increase the net income of the Fund available for distribution as dividends.

      For  the  fiscal  years  ended  March  31,  2000,   2001,  and  2002,  the
Administrator was entitled to, and voluntarily waived, administrative fees in the following amounts for each of the Funds:

                               ADMINISTRATION FEES
                                    FYE 3/31

                                         2000                     2001                       2002
                                  Earned       Waived      Earned      Waived        Earned        Waived
                                 ------------------------------------------------------------------------
Value Fund                       $34,806          -0-     $ 28,433        -0-        $24,286         -0-
Small Cap Growth Fund(1)          43,240          -0-      70,950         -0-         62,878         -0-
Technology Fund(2)                 5,633          -0-      56,686         -0-         30,229         -0-
Health Sciences Fund(3)              N/A          N/A      36,373         -0-         47,186         -0-

(1)   The Fund commenced operations on April 5, 1999.

(2)   The Fund commenced operations on March 2, 2000.

(3)   The Fund commenced operations on June 19, 2000.


      Unless sooner terminated as provided therein, the Administration Agreement will continue in effect for an initial five-year term. The Administration Agreement thereafter shall be renewed automatically for successive two-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Trust's Board of Trustees or by the Administrator.

      The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by a Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Distributor

      BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, serves as distributor to the Funds pursuant to the Distribution Agreement dated, April 1, 2001 (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement will continue in effect with respect to a Fund for an initial term of two years, and thereafter, if such continuance is approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding Shares of the Fund and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The
Distribution Agreement will terminate automatically in the event of any assignment, as defined in the 1940 Act.

      In its capacity as Distributor, BISYS solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. The Distributor receives no compensation under the Distribution Agreement with the Trust, but may receive compensation from each Fund under the Service and Distribution Plan described below.

      As described in the Prospectus, the Trust has adopted a Service and Distribution Plan for each Fund (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which each Fund is authorized to compensate the Distributor for payments it makes to banks, other institutions and broker-dealers, and for expenses the Distributor and any of its affiliates or subsidiaries incur (with all of the foregoing organizations being referred to as "Participating Organizations") for providing administration, distribution or shareholder service assistance. Payments to such Participating Organizations may be made pursuant to agreements entered into with the Distributor. The Plan authorizes each Fund to make payments to the Distributor in an amount not to exceed, on an annual basis, 0.50% of the Fund's average daily net assets. Each Fund is authorized to pay a Shareholder Service Fee of up to 0.25% of its average daily net assets. As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan ("Independent Trustees") at the organizational meeting held on March 26, 2001. The Plan may be terminated with respect to a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Shares of the Fund. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.

      However, any change in the Plan that would materially increase the distribution cost to a Fund requires approval by that Fund's Shareholders. For so long as the Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or, with respect to a Fund, by vote of a majority of the outstanding Shares of that Fund. The Plan will continue in effect with respect to a Fund for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for it to make an informed determination of whether the Plan should be implemented or continued. In addition, for each Fund, the Trustees, in approving the Plan, must determine that there is a reasonable likelihood that the Plan will benefit the Fund and its Shareholders.


      For the fiscal year ended March 31, 2002, each of the following Funds paid fees under the Plans to Phillips & Company Securities Inc., an affiliated broker-dealer of the Adviser, in the following amounts:

                                    PLAN FEES
                                   FYE 3/31/02

                 Value Fund                                $0
                 Small Cap Growth Fund                     $53
                 Technology Fund                           $360
                 Health Sciences Fund                      $0



      The Board of Trustees of the Trust believes that the Plan is in the best interests of each Fund since it encourages Fund growth. As the Fund grows in size, certain expenses, and, therefore, total expenses per Share, may be reduced and overall performance per Share may be improved.

      The  Distributor   has  received  the  following   commissions  and  other
compensation during the fiscal year ended March 31, 2002:

--------------------------------------------------------------------------------
                              Compensation on
 Net Underwriter Discounts    Redemptions and     Brokerage          Other
     and Commissions            Repurchases       Commissions   Compensation (1)
--------------------------------------------------------------------------------
           $0                       $0                $0           $1,332,420
--------------------------------------------------------------------------------

(1) Includes (i) $920,974 from commissions earned on sales of shares of the Funds, of which all was re-allowed to other broker-dealers, and $115,566 was re-allowed to affiliates, and (ii) $411,446 from distribution and shareholder servicing fees, of which BISYS re-allowed the shareholder servicing fees to various entities, including Phillips and Company Securities, Inc., an affiliate of the Adviser.

Custodian


      Union Bank of California ("UBOC"), 475 Sansome Street, San Francisco, California 94111, currently serves as the Funds' custodian. With regard to each Fund, UBOC, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of the Fund. For its services as Custodian, UBOC receives an asset-based fee.


Transfer Agency and Fund Accounting Services

      BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as Transfer Agent and Dividend Disbursing Agent ("Transfer Agent") for the Funds, pursuant to the Transfer Agency Agreement dated April 1, 2001. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with the Funds' Shareholders of record: maintenance of shareholder records for each of the Funds' Shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of Shares of the Funds on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based, in part, on the number of shareholders of record. In addition, BISYS Fund Services Ohio, Inc. ("Fund Accountant") provides certain fund accounting services to the Funds pursuant to the Fund Accounting Agreement dated April 1, 2001. The Fund Accountant receives a fee from each Fund for such services in an amount computed daily and paid periodically at an annual rate of three one-hundredths of one percent (.03%) of each Fund's average daily net assets subject to a minimum of $30,000 per year. In addition, the Fund Accountant shall be reimbursed for reasonable out-of-pocket expenses. Under such Agreement, the Fund Accountant maintains the accounting books and the records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per Share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Custodian, affirmation to the Custodian of all portfolio trades and cash settlements, verification and reconciliation with the Custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.


      Pursuant to the Fund Accounting Agreement, during the fiscal year ended March 31, 2001, Value Fund, Small Cap Growth Fund, Technology Fund and Health Sciences Fund paid the Fund Accountant $37,311; $39,922; 39,687; and $29,546, respectively. For the fiscal year ended March 31, 2002, Value Fund, Small Cap Growth Fund, Technology Fund and Health Sciences Fund paid the Fund Accountant $34,095; $37,008; $35,547; and $35,057, respectively.

      Pursuant to the Transfer Agency Agreement, during the fiscal year ended March 31, 2001, Value Fund, Small Cap Growth Fund, Technology Fund and Health Sciences Fund paid the Transfer Agent $77,158; $119,679; 137,616; and $81,120, respectively. For the fiscal year ended March 31, 2002, Value Fund, Small Cap Growth Fund, Technology Fund and Health Sciences Fund paid the Transfer Agent $78,228; $135,929; $163,987; and 134,792, respectively.


Independent Auditors

      Ernst & Young LLP, 1100 Huntington Center, 41 South High Street, Columbus, Ohio 43215, has been selected as independent auditors for the Funds. Ernst & Young LLP performs an annual audit of each Fund's financial statements and provides other services related to filings with respect to securities regulations. Reports of their activities are provided to the Trust's Board of Trustees.

Legal Counsel

      Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, is counsel to the Trust.

                             ADDITIONAL INFORMATION

Description of Shares

      The Trust is a Delaware business trust, organized on January 17, 2001. Each of the Funds is the successor to a fund of the same name that was a series of another registered investment company, The Coventry Group. On March 16, 2001, the shareholders of each of the predecessor funds approved their reorganization into the corresponding Fund, effective April 1, 2001.

      The Trust's Certificate of Trust is on file with the Secretary of State of Delaware. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are Shares of beneficial interest, without par value. The Trust consists of several funds organized as separate series of Shares. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, and to establish separate classes of Shares.

      Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, the shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shareholders of each Fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution, subject to any differential class expenses.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of that Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants (for Funds having the same independent accountants), the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to individual Funds.

Vote of a Majority of the Outstanding Shares

      As used in the Prospectus and this SAI, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of a Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Fund.

Additional Tax Information

      Set forth below is a discussion of certain U.S. federal income tax issues concerning each Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

      Taxation of The Funds. Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code.

      To qualify to be taxed as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and any net tax-exempt interest income each taxable year.

      As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to Shareholders. Each Fund intends to distribute to its Shareholders, at least annually, all or substantially all of its investment company taxable income and net capital gains.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December to Shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be treated as received by Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

      Distributions. Dividends paid out of a Fund's investment company taxable income generally will be taxable to a U.S. Shareholder as ordinary income. A portion of each Fund's income may consist of dividends paid by U.S. corporations and, accordingly, a portion of the dividends paid by a Fund to a corporate shareholder may be eligible for the corporate dividends-received deduction. This deduction is subject to limitations, and the corporate alternative minimum tax may reduce its value.

      Properly designated distributions of net long-term capital gains, if any, generally are taxable to Shareholders as long-term capital gains, regardless of how long the Shareholder has held the Fund's Shares, and are not eligible for the dividends-received deduction.

      Shareholders receiving distributions in the form of additional Shares, rather than cash, generally will have a cost basis in each such Share equal to the net asset value of a Share of the particular Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the net asset value of those Shares.

      Distributions by a Fund reduce the net asset value of the Fund's shares. Should a taxable distribution reduce the net asset value below a Shareholder's cost basis, the distribution nevertheless would be taxable to the Shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

      Foreign Taxes. A Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If a Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, that Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund's shareholders. It is possible that the Health Sciences Fund may satisfy these requirements, but it is not likely that the other Funds will be able to do so. For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to "pass through" foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund's taxable year of the amount of such taxes and the sources of its income.

      Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including Section 988 gains (defined below), may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be applied to offset no more than 90% of the alternative minimum tax imposed on corporations and individuals.

      The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

      Discount Securities. Investments by a Fund in securities that are issued at a discount generally will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which a Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax.

      Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. Generally, the gain realized on the disposition of any debt security acquired after April 30, 1993 having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security.

      Options and Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option is added to the basis of the purchased security.

      Any regulated futures contracts and certain options in which a Fund may invest are "section 1256 contracts". Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

      Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to Shareholders.

      A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to Shareholders, and which will be taxed to them as ordinary income or capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

      The diversification requirements applicable to each Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options and other hedging transactions.

      Constructive Sales. Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract or forward contract transactions with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

      Short Sales. Unless certain constructive sales rules (discussed more fully above) apply, a Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code Section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which a Fund held the security used to close the short sale. In addition, a Fund's holding period of any security, which is substantially identical to that which is sold short, may be reduced or eliminated as a result of the short sale. Recent legislation, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by a Fund, thereby requiring current recognition of gain, as described more fully above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

      Foreign Currency Gains and Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

      Passive Foreign Investment Companies. Each Fund may invest in shares of foreign corporations (including through ADRs) which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market a Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

      Sale of Shares. Upon the redemption, exchange, sale, or other disposition of Fund Shares, or upon receipt of a distribution in complete liquidation of a Fund, a Shareholder generally will realize a taxable capital gain or loss which may be eligible for reduced capital gains tax rates, generally depending upon the Shareholder's holding period for the Shares. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including Shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on a disposition of Fund Shares held by the Shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the Shareholder with respect to such Shares.

      In some cases, Shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their Shares. This prohibition generally applies where (1) the Shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the Shareholder subsequently acquires Shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of Shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the Shares exchanged all or a portion of the sales charge incurred in acquiring those Shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired Shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

      Backup Withholding. A Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) of all reportable payments, including dividends, capital gain distributions and redemptions payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate Shareholders and certain other Shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. federal income tax liability.


      Foreign Shareholders. The tax consequences to a foreign Shareholder of an investment in a Fund may be different from those described herein. Foreign Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

      Other Taxation. The Trust is organized as a Delaware business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the State of Delaware, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code and to distribute all of its income and gains each year in accordance with various requirements.

      Fund Shareholders may be subject to additional state, local and foreign taxes on their Fund distributions. In many states, Fund distributions which are derived from interest on certain U.S. Government obligations may be exempt from taxation.

Yields and Total Returns

      Yield Calculations. Yields on Fund Shares will be computed by dividing the net investment income per share (as described below) earned by a Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The net investment income per share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                        a-b
         Yield = 2 [(--------- +1)exp(6)-1]
                        cd

         Where: a =  dividends and interest earned during the period.

                b = expenses accrued for the period (net of reimbursements).

                c = the  average daily  number of  Shares outstanding during the period that were entitled to receive dividends.

                d = maximum  offering  price  per Share  on the last day  of the period.

      For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is held by the Fund. Interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last Business Day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

      Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

      During any given 30-day period, the Adviser, a Sub-Adviser, the Administrator or Distributor may voluntarily waive all or a portion of their fees with respect to a Fund. Such waiver would cause the yield of that Fund to be higher than it would otherwise be in the absence of such a waiver.


      Total Return Calculations. From time to time, each of the Funds may advertise its historical performance. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      Before-Tax Performance. All pre-tax performance advertisements shall include average annual total return quotations for the most recent one, five, and ten-year periods (or life if a Fund has been in operation less than one of the prescribed periods). Average annual total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge (if any), for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

      After-Tax Performance. All after-tax performance is calculated as described in the paragraph above and in addition, takes into account the effect of taxes. After-tax performance is presented using two methodologies. The first deducts taxes paid on distributions. The second deducts taxes paid on distributions and taxes paid upon redemption of Fund shares. The calculation of after-tax performance assumes the highest individual marginal federal income tax rates currently in effect at the time of the distribution or liquidation. The impact of taxes on the Funds' distributions corresponds to the tax characteristics of the distributions (e.g., ordinary income rate for ordinary income, short-term capital gains distribution rate for short-term capital gains distributions, and long-term capital gains distribution rate for long-term capital gains distributions). State, local or federal alternative minimum taxes are not taken into account, the effect of phase outs of certain exemptions, deductions and credits at various income levels are also not taken into account. Tax rates may vary over the performance measurement period. After-tax returns are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

      The average annual total return for each Fund for the one year and since inception periods ended March 31, 2002, were as follows (all returns assume the imposition of the maximum front-end sales charge):

                                    INCEPTION     RETURN SINCE       1YR.
                                       DATE       INCEPTION (%)   RETURN (%)
                                    ---------    --------------   ----------
Value Fund                          05/26/98
  Before Taxes -                                      -2.43          -4.13
  After Taxes on Distributions -                      -2.63          -4.13
  After Taxes on Distributions
    and Sale of Shares -                              -1.93          -2.54
Small Cap Growth Fund               04/05/99
  Before Taxes -                                      13.18          -1.97
  After Taxes on Distributions -                      11.08          -3.29
  After Taxes on Distributions
    and Sale of Shares -                              10.07          -0.08
Technology Fund                     03/02/00
  Before Taxes -                                     -59.73         -25.93
  After Taxes on Distributions -                     -59.80         -25.93
  After Taxes on Distributions
    and Sale of Shares -                             -42.18         -15.92
Health Sciences Fund                06/19/00
  Before Taxes -                                      -6.37           1.75
  After Taxes on Distributions -                      -7.41           1.24
  After Taxes on Distributions
    and Sale of Shares -                              -5.77           1.09

Performance Comparisons

      Investors may judge a Fund's performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Ratings Services, and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds or Ibbotson Associates, Inc. Comparisons may also be made to indices or data published in IBC/Donaghue's MONEY FUND REPORT, a nationally-recognized money market fund reporting service, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, and U.S.A. Today. In addition to performance information, general information about the Funds that appears in a publication, such as those mentioned above, may be included in advertisements and in reports to Shareholders. The Funds may also include in advertisements and reports to Shareholders information comparing the performance of the Adviser or the Sub-Adviser to other investment advisers; such comparisons may be published by or included in Nelsons Directory of Investment Managers, Roger's, Casey/PIPER Manager Database, CDA/Cadence, or Chase Global Data and Research.

      Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not be directly comparable to bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of the quality, composition and maturity of a Fund's portfolio, as well as expenses allocated to a Fund. Fees imposed upon customer accounts by third parties for cash management services will reduce a Fund's effective yield to customers.

      From time to time, the Funds may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of a Fund.

Miscellaneous

      The Funds may include information in their Annual Reports and Semi-Annual Reports to Shareholders that (1) describes general economic trends, (2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for the Funds or (4) describes investment management strategies for the Funds. Such information is provided to inform Shareholders of the activities of the Funds for the most recent fiscal year or half-year and to provide the views of the Adviser, the Sub-Advisers, and/or Trust officers regarding expected trends and strategies.

      Individual Trustees are elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of Shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Shareholders owning not less than 10% of the outstanding Shares of the Trust entitled to vote may cause the Trustees to call a special meeting, including for the purpose of considering the removal of one or more Trustees. Any Trustee may be removed at any meeting of Shareholders by vote of two-thirds of the Trust's outstanding shares. The Declaration of Trust provides that the Trustees will assist shareholder communications to the extent required by Section 16(c) of the 1940 Act in the event that a Shareholder request to hold a special meeting is made.

      The Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of any prescribed fee.

      The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.


Financial Statements

      The financial statements of the Funds appearing in the Annual Report to Shareholders of the Funds for the period ended March 31, 2002 are incorporated herein by reference.

                                   APPENDIX A

      The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P") and Duff & Phelps, Inc. ("D&F"). Set forth below is a description of the relevant ratings of each such NRSRO. The description of each NRSRO's ratings is as of the date of this SAI, and may subsequently change.

      LONG TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)

Description Of Moody's Debt Ratings

      Excerpts from Moody's description of its bond ratings are listed as follows:

            Aaa - judged to be the best quality and they carry the smallest degree of investment risk;

            Aa - judged to be of high quality by all standards - together with the Aaa group, they comprise what are generally known as high grade bonds;

            A - possess many favorable investment attributes and are to be considered as "upper medium" grade obligations; Baa - considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured - interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time;

            Ba - judged to have speculative element, their future cannot be considered as well assured; B - generally lack characteristics of the desirable investment; Caa - are of poor standing - such issues may be in default or there may be present elements of danger with respect to principal or interest;

            Ca - speculative in a high degree, often in default;

            C - lowest rated class of bonds, regarded as having extremely poor prospects.

      Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

Description of S&P'S Debt Ratings

      Excerpts from S&P's description of its bond ratings are listed as follows:

            AAA - highest grade obligations, in which capacity to pay interest and repay principal is extremely strong;

            AA - has a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A - has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories;

            BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment.

            BB, B, CCC, CC, C - predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and C the lowest within the speculative rating categories.

            D - interest or principal payments are in default.

      S&P  applies  indicators  "+,"  no  character,   and  "-"  to  its  rating
categories. The indicators show relative standing within the major rating categories.

Description of Moody's Ratings of Short-term Municipal Obligations:

      Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG or VMIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity. Ratings categories for securities in these groups are as follows:

      MIG 1/VMIG 1 - denotes best quality, there is present strong protection by
      established  cash  flows,   superior  liquidity  support  or  demonstrated
      broad-based access to the market for refinancing;

      MIG 2/VMIG 2 - denotes high quality, margins of protection are ample although not as large as in the preceding group;

      MIG 3/VMIG 3 - denotes high quality, all security elements are counted for but there is lacking the undeniable strength of the preceding grades;

      MIG 4/VMIG 4 - denotes adequate quality, protection commonly regarded as required of an investment security is present, but there is specific risk;

      SQ - denotes speculative quality; instruments in this category lack margins of protection.

Description of Moody's Commercial Paper Ratings:

      Excerpts from Moody's commercial paper ratings are listed as follows:

      Prime-1 - issuers (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations;

      Prime-2 - issuers (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations;

      Prime-3 - issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations;

      Not Prime - issuers do not fall within any of the Prime categories.

Description of S&P'S Ratings for Corporate and Municipal Bonds:

      Investment grade ratings:

            AAA - the highest rating assigned by S&P, capacity to pay interest and repay principal is extremely strong;

            AA - has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree;

            A - has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories;

            BBB - regarded as having an adequate capacity to pay interest and repay principal - whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      Speculative grade ratings:

            BB, B, CCC, CC, C - debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal -while such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions;

            CI - reserved for income bonds on which no interest is being paid;

            D - in default, and payment of interest and/or repayment of principal is in arrears. Plus (+) or Minus (-) - the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major relative standing within the major rating categories.

Description of S&P'S Ratings for Municipal Notes and Short-term Municipal Demand
Obligations:

      Rating categories are as follows:

            SP-1 - has a very strong or strong capacity to pay principal and interest - those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation;

            SP-2 - has a satisfactory capacity to pay principal and interest;

            SP-3 - issues carrying this designation have a speculative capacity to pay principal and interest.

Description of S&P'S Ratings for Short-term Corporate Demand Obligations and Commercial Paper:

      An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Excerpts from S&P's description of its commercial paper ratings are listed as follows:

            A-1 - the  degree of safety  regarding  timely  payment  is strong -
            those  issues   determined  to  possess   extremely   strong  safety
            characteristics will be denoted with a plus (+) designation;

            A-2 - capacity for timely payment is satisfactory - however, the relative degree of safety is not as high as for issues designated "A-1;"

            A-3 - has adequate capacity for timely payment - however, is more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations;

            B - regarded as having only speculative capacity for timely payment;

            C - a doubtful capacity for payment;

            D - in payment default - the "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grade period has not expired, unless S&P believes that such payments will be made during such grace period.

                                     PART C
                                OTHER INFORMATION

ITEM 23.  Exhibits

          (a)(1) Certificate of Trust of The Willamette Funds (the "Registrant") (3)
          (a)(2)           Form of Declaration of Trust of Registrant (3)
          (b)              Form of By-laws of Registrant (3)
          (c)              Not Applicable
          (d)(1) Form of Investment Advisory Agreement with Willamette Asset Managers, Inc. for the Willamette Value Fund
                           (3)
          (d)(2) Form of Investment Advisory Agreement with Willamette Asset Managers, Inc. for the Willamette Small Cap Growth Fund (3)
          (d)(3) Form of Investment Advisory Agreement with Willamette Asset Managers, Inc. for the Willamette Global Health Sciences Fund (3)
          (d)(4) Form of Investment Advisory Agreement with Willamette Asset Managers, Inc. for the Willamette Technology Fund (3)
          (d)(5) Form of Sub-Investment Advisory Agreement with Bank of New York for the Willamette Value Fund (3)
          (d)(6) Form of Sub-Investment Advisory Agreement with Bank of New York for the Willamette Small Cap Growth Fund
                           (3)
          (d)(7)           Form of Sub-Investment  Advisory  Agreement with U.S.
                           Bank National Association for the Willamette Technology Fund (3)
          (d)(8) Form of Sub-Investment Advisory Agreement with Credit Suisse Asset Management, LLC for the Willamette Health Sciences Fund (3)
          (d)(8)(a) Form of Letter Agreement with Credit Suisse Asset Management, LLC for the Willamette Global Health Sciences Fund (3)
          (e)(1) Form of Distribution Agreement with BISYS Fund Services Limited Partnership (3)
          (e)(2) Form of Dealer Agreement with BISYS Fund Services Limited Partnership (5)
          (f)              Not Applicable
          (g)(1)           Form  of  Custody   Agreement   with  Union  Bank  of
                           California (3)
          (g)(1)(a) Form of Annex to Custody Agreement with Union Bank of California (3)
          (h)(1) Form of Transfer Agency Agreement with BISYS Fund Services, Inc. (3)
          (h)(2) Form of Administration Agreement with BISYS Fund Services Ohio, Inc. (3)
          (h)(3) Form of Fund Accounting Agreement with BISYS Fund Services Ohio, Inc. (3)
          (i)              Opinion and Consent of Dechert (5)
          (j)              Consent of Ernst & Young, LLP
          (k)              Not Applicable
          (l)              Not Applicable
          (m)              Form of Distribution and Shareholder Servicing Plan
                           (3)
          (n)              Not Applicable
          (o)(1)           Code of Ethics of Registrant (4)
          (o)(2)           Code of Ethics of Willamette Asset Managers, Inc. (1)
          (o)(3)           Code of Ethics of BISYS Fund Services (1)
          (o)(4)           Code of Ethics of The Bank of New York (2)

          (o)(5)           Code of Ethics of U.S. Bancorp Asset Management, Inc.

          (o)(6)           Code of Ethics of Credit Suisse Asset Management, LLC
                           (2)

          (p)(1)           Powers  of Attorney of  Timothy C. Phillips, James T.
                           Smith,  Michael  Dura,  Donald  J.   Clarke   and  S.
                           Christopher Clark (5)
          (p)(2)           Powers of Attorney of Charles Mohr and Steven Emery

          (q)              Certificate of Secretary (5)

1.    Incorporated  by  reference  to  Post-Effective  Amendment  No.  67 of The
      Coventry Group Registration Statement (File No. 33-44964) filed electronically with the Securities and Exchange Commission on April 14, 2000.

2.    Incorporated  by  reference  to  Post-Effective  Amendment  No.  69 of The
      Coventry Group Registration Statement (File No. 33-44964) filed electronically with the Securities and Exchange Commission on June 5, 2000.

3. Filed with initial Registration Statement on January 18, 2001 (File No. 333-53864).

4. Filed with Pre-Effective Amendment No. 1 to Registration Statement on March 6, 2001 (File No. 333-53864).

5. Filed with Pre-Effective Amendment No. 2 to Registration Statement on March 29, 2001 (File No. 333-53864)


ITEM 24. Persons Controlled By or Under Common Control With Registrant.

     Not Applicable.

ITEM 25. Indemnification

      (a) Subject to the exceptions and limitations contained in Section 3(b) of
      Article VII of Registrant's Declaration of Trust:

            (i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof;

            (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, investigative or other, including appeals), threatened, pending or completed, while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

      (b) No indemnification shall be provided hereunder to a Covered Person:

            (i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

            (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

      (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

            Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Section 3(a) of this Article shall be paid by the Trust or Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust, unless it is ultimately determined that he or she is entitled to indemnification under this Section 3; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, or (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 3.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

ITEM 26. Business and Other Connections of Investment Advisor

The descriptions of the Adviser and Sub-Advisers under the caption of "Fund Management" in the Prospectus and under the caption "Management of the Trust" in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.



  Business and Other Connections of Willamette Asset Managers, Inc. (Adviser)

The list required by this Item 26 of officers and directors of the Adviser, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedules A and D of Form ADV filed by the Adviser (SEC File No. 801-57363)

               Business and Other Connections of Bank of New York (BNY)

The list required by this Item 26 of officers and directors of BNY, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedules A and D of Form ADV filed by BNY (SEC File No. 801-60223).

  Business and Other Connections of U.S. Bancorp Asset Management, Inc. (USBAM)

The list required by this Item 26 of officers and directors of USBAM, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedules A and D of Form ADV filed by USBAM (SEC File No. 801-60125).

   Business and Other Connections of Credit Suisse Asset Management, LLC (CSAM)

The list required by this Item 26 of officers and directors of CSAM, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedules A and D of Form ADV filed by CSAM (SEC File No. 801-37170).

ITEM 27. Principal Underwriters

      Shares of the Funds are distributed by BISYS Fund Services Limited Partnership ("BISYS" or the "Distributor")

(a)   BISYS  acts  as  principal   underwriter  for  the  following   investment
      companies:

Alpine Equity Trust
Ambassador Funds
American Independence Funds Trust
American Performance Funds
AmSouth Funds
BB&T Funds
The Coventry Group
The Eureka Funds
The Hirtle Callaghan Trust
HSBC Advisor Funds Trust
HSBC Funds Trust
HSBC Investor Funds
HSBC Mutual Funds Trust
The Infinity Mutual Funds, Inc.
LEADER Mutual Funds
MMA Praxis Mutual Funds
The M.S.D.&T. Funds, Inc.
Old Westbury Funds, Inc.
Pacific Capital Funds
USAllianz Variable Insurance Products Trust
Variable Insurance Funds
The Victory Portfolios
The Victory Variable Insurance Funds
The Willamette Funds
Vintage Mutual Funds, Inc.

BISYS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. BISYS is located at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

(b) Information about Directors and Officers of BISYS is as follows:

Name and Address              Position with Underwriter       Position with Fund
--------------------------------------------------------------------------------

WC Subsidiary Corporation     Sole Limited Partner                  None
150 Clove Road
Little Falls, NJ 07424

BISYS Fund Services, Inc.*    Sole General Partner                  None
3435 Stelzer Road
Columbus, OH 43219

* Jocelyn E. Fullmer - Executive Representative
  William J. Tomko - Supervising Principal

(c) Not applicable.

ITEM 28. Location of Accounts and Records


      The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31 (a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Willamette Asset Managers, Inc. 15455 Greenbrier Pkwy., #210-39, Beaverton, Oregon 97006, (records relating to its function as Adviser); The Bank of New York, 1 Wall Street, New York, New York 10286 (records relating to its functions as Sub-Adviser to Willamette Value Fund and Willamette Small Cap Growth Fund); U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402, (records relating to its functions as
      Sub-Adviser to Willamette Technology Fund); Credit Suisse Asset Management, LLC, One Citicorp Center, 466 Lexington Avenue, New York, New York 10017 (records relating to its function as Sub-Adviser to Willamette Global Health Sciences Fund, BISYS Fund Services, Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as General Manager, Administrator and Distributor); and BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as Transfer Agent).



ITEM 29. Management Services

      Not Applicable.

ITEM 30. Undertakings

      Not Applicable.

                                   SIGNATURES




      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Washington, D.C., on the 29th day of July, 2002.



                                         THE WILLAMETTE FUNDS

                                         By: /s/ Timothy C. Phillips*
                                             -------------------------------
                                             Timothy C. Phillips
                                             President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



Signatures                        Title                            Date
----------                        -----                            ----
By: /s/ Timothy C. Phillips*      President, Trustee           July 29, 2002
   ------------------------       and Chairman
        Timothy C. Phillips

    /s/ James T. Smith*           Treasurer                    July 29, 2002
   ------------------------
        James T. Smith

    /s/ Charles Mohr*             Trustee                      July 29, 2002
   ------------------------
        Charles Mohr

    /s/ Donald J. Clarke*         Trustee                      July 29, 2002
   ------------------------
        Donald J. Clarke

    /s/ Steven R. Emery*          Trustee                      July 29, 2002
   ------------------------
        Steven R. Emery

                                  Trustee                      July 29, 2002
   ------------------------
        Stephen G. Mintos

*By: /s/ Keith T. Robinson
    ------------------------
         Keith T. Robinson,
         as Attorney-in-Fact

Date: July 29, 2002

                                 EXHIBIT INDEX

Exhibits
--------

(j)       Consent of Ernst & Young, LLP

(o)(5)    Code of Ethics of U.S. Bancorp Asset Management Inc.
(p)(2)    Powers of Attorney of Charles Mohr and Steven Emery